U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]

Pre-Effective Amendment No.

Post-Effective Amendment No. 7

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]

Amendment No. 9

(Check appropriate box or boxes)

ULTIMUS MANAGERS TRUST
(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
 (Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (513) 587-3400

Frank L. Newbauer, Esq.
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ /	on (date) pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a) (1)
/ X /	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
                                                            June __, 2013

BARROW SQV LONG ALL CAP FUND

Investor Class (_______)
Institutional Class (_______)

BARROW SQV HEDGED ALL CAP FUND

Investor Class (_______)
Institutional Class (_______)

Managed by
Barrow Street Advisors  LLC

TABLE OF CONTENTS

Risk/Return Summary: Barrow SQV Long All Cap Fund
Risk/Return Summary: Barrow SQV Hedged All Cap Fund
Investment Objective, Investment Strategies and Related Risks
Barrow SQV Long All Cap Fund
Barrow SQV Hedged All Cap Fund
Fund Management
Distribution Plan
Historical Performance of the Adviser’s Long-Only Style Private Accounts
Historical Performance of the Adviser’s Hedged Style Private Accounts
How the Funds Value Their Shares
How to Buy Shares
How to Redeem Shares
Dividends, Distributions and Taxes
Financial Highlights
Customer Privacy Notice
For Additional Information	back cover

For information or assistance in opening an account,
please call toll-free 1-877-767-6633.

This Prospectus has information about the Funds that you should know before you invest.  You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Funds’ shares or passed upon the accuracy or adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY:  BARROW SQV LONG ALL CAP FUND

INVESTMENT OBJECTIVE

The Barrow SQV Long All Cap Fund (the “Long All Cap Fund”) seeks to generate long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Long All Cap Fund.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees	____%	____%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)	____%	____%
Total Annual Fund Operating Expenses	____%	____%
Fee Waivers and/or Expense Reimbursement(2)	____%	____%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	____%	____%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)
Barrow Street Advisor LLC (the “Adviser”) has contractually agreed, until October 1, 2016, to waive Management Fees and reimburse Other Expenses to the extent necessary to limit total annual fund operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under a Rule 12b-1 Plan) to an amount not exceeding ____% and ___% of Investor Class and Institutional Class shares, respectively, of average daily net assets.  Management Fee waivers and expense reimbursements by the Adviser are subject to repayment by the Long All Cap Fund for a period of five years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed the foregoing expense limitations.  Prior to October 1, 2016, this agreement may not be modified or terminated without the approval of the Board of Trustees.  This agreement will terminate automatically if the Long All Cap Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Long All Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Long All Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, the operating expenses of the Long All Cap Fund remain the same and the contractual agreement to limit expenses remains in effect only until October 1, 2016.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years
Investor	$___	$___
Institutional	$___	$___

Portfolio Turnover

The Long All Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Long All Cap Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Long All Cap Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Long All Cap Fund seeks to achieve its investment objective by primarily implementing the Adviser’s proprietary Systematic Quality Value (“SQV”) strategy that methodically invests in diversified sub-portfolios of common stocks of high quality companies that are selling at prices well below the Adviser’s estimate of their intrinsic value and the market pricing of comparable companies.

The Adviser’s SQV strategy seeks to: (i) exploit large discrepancies between a stock’s market price and its intrinsic value; (ii) recognize growth and profitability as important components of value; (iii) incorporate diversification as a hedge against human error; and (iv) deploy a systematic, dispassionate process to programmatically exploit market inefficiencies.

High quality companies are considered by the Adviser to have significant earnings power, high return on capital, substantial profit margins, internal growth and low leverage.  The Adviser views these attributes to be more important than historical asset cost, GAAP earnings and certain other traditional value measures.

The Adviser systematically assesses quality and value across the investable universe of companies using quantitative methods designed to allow for the evaluation and processing of significant quantities of financial data in a manner that is highly consistent from period to period.  The Adviser seeks to buy common stocks of high quality companies with a significant margin of safety defined as pricing that is well below the Adviser’s estimate of its intrinsic value and market pricing of comparable companies.

The Adviser uses an investment selection process that regularly selects diversified sub-portfolios, or baskets, of companies based on “bottoms-up” fundamentals by screening the universe of equities publicly traded on U.S. exchanges.  The Adviser generally screens out companies for which there is insufficient data to perform those analyses associated with its security selection methodology.  The Adviser also removes stocks with certain risk factors, including certain leverage ratios, certain trading liquidity levels and certain company sizes deemed undesirable by the Adviser.  Further, the Adviser may exclude securities in sectors or industries that the Adviser considers to have the following characteristics: (i) capital requirements are too high and operating margins are too low; (ii) assets, liabilities and income are too difficult to appraise on financial statements; and (iii) market pricing driven by factors other than fundamental value criteria.

The Adviser ranks the remaining universe of companies based on various weighted factors that it believes are predictive of future stock returns, including valuation, operating and balance sheet metrics.  The Adviser then constructs diversified sub-portfolios of long positions based on these rankings.

Overall, Long All Cap Fund seeks to offer investors significant diversification and reduce the risks associated with over-concentration or over-exposure to any particular industry group or market capitalization range.  The Fund will generally maintain a portfolio of 150-250 companies balanced across three market capitalization ranges (i.e. large, mid and small) and diverse sectors and industries.  The Adviser intends to limit individual stock positions to no greater than 3% of the net asset value of the Fund, as measured at the time of purchase.

The Fund generally seeks to hold each sub-portfolio for at least one year to give the market sufficient time to re-appraise its constituent holdings.  At maturity, each sub-portfolio is sold and reinvested in the best opportunities as then identified and defined by the Adviser’s SQV ranking process.  Each new sub-portfolio typically maintains numerous stocks from the maturing sub-portfolio, which continue to rank highly enough for selection, and many new companies.   A stock position may also be sold after a merger announcement or when the Adviser believes other investment opportunities are more attractive.

In addition to investing in common stock, the Long All Cap Fund may invest in exchange traded index funds, cash and cash equivalents, including, but not limited to, money market instruments and short-term fixed income instruments.  If the Adviser is unable identify stocks that meet the Adviser’s value criteria, the Long All Cap Fund may invest all or a portion of its assets in cash or cash equivalents until suitable stocks become available.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Long All Cap Fund.  The success of the Long All Cap Fund’s investment strategy depends largely upon the Adviser’s approach to selecting common stocks for purchase and sale by the Long All Cap Fund and there is no assurance that the Long All Cap Fund will achieve its investment objective.  Because of the types of securities in which the Long All Cap Fund invests and the investment techniques the Adviser uses, the Long All Cap Fund is designed for investors who are investing for the long term.  The Long All Cap Fund may not be appropriate for use as a complete investment program.  The principal risks of an investment in the Long All Cap Fund are generally described below.

Stock Market Risk. The return on and value of an investment in the Long All Cap Fund will fluctuate in response to stock market movements.  Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser.  A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions.  In a declining stock market, stock prices for all companies (including those in the Long All Cap Fund’s portfolio) may decline, regardless of their long-term prospects.  During periods of market volatility, stock prices can change drastically, and you could lose money over short or long term periods.

Large-Capitalization Company Risk.  Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk.  Investments in mid-capitalization companies often involve higher risks than large cap companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.  Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations.  In addition, in many instances, securities of mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies.  Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Small-Capitalization Company Risk.  Investing in small-capitalization companies involves greater risk than is customarily associated with larger, more established companies.  Small-capitalization companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources than larger companies.  Due to these and other factors, stocks of small-capitalization companies may be more susceptible to market downturns and other events, and their prices may be more volatile than larger capitalization companies.  In addition, in many instances, the securities of small-capitalization companies typically are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.  Because small-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  Therefore, the securities of small-capitalization companies may be subject to greater price fluctuations.  Small-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Management Style Risk. The portfolio manager’s method of security selection may not be successful and the Long All Cap Fund may underperform relative to other mutual funds that employ similar investment strategies.  In addition, the Adviser may select investments that fail to perform as anticipated.  The ability of the Long All Cap Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Long All Cap Fund will be correct or produce the desired results.  Although the Adviser has investment management experience, the Adviser has no experience as an investment adviser to a mutual fund prior to the Long All Cap Fund’s inception.

Value Investing Risk.   Investments in value stocks present the risk that a stock may decline in value or never reach the value that the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct.  Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor.  In addition, the Long All Cap Fund’s value investment style may go out of favor with investors, negatively affecting the Long All Cap Fund’s performance.

PERFORMANCE SUMMARY

The Long All Cap Fund is new and therefore does not have a performance history for a full calendar year to report.  Once the Long All Cap Fund has returns for a full calendar year, this Prospectus will provide performance information which gives some indication of the risks of an investment in the Long All Cap Fund by comparing the Long All Cap Fund’s performance with a broad measure of market performance.  How the Long All Cap Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Long All Cap Fund will perform in the future.  Updated performance information, current through the most recent month end, is available by calling 1-877-767-6633.

MANAGEMENT OF THE FUND

Barrow Street Advisors LLC is the Long All Cap Fund’s investment adviser.

Portfolio Managers

Nicholas Chermayeff and Robert F. Greenhill, Jr. are the co-Portfolio Managers of the Long All Cap Fund and have been responsible for the day-to-day management of the Fund’s portfolio since its inception in June 2013.  Both Portfolio Managers serve as an officer and Principal of the Adviser.  They have been managing accounts using the Barrow SQV long-only strategy since 2009.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investments

For Investor Class shares, the minimum investment is $____ for all accounts.

For Institutional Class shares, the minimum investment is $____ for all accounts.

Minimum Additional Investments

For Investor Class shares, $100 for regular accounts ($50 for IRA and UGMA/UTMA accounts)

For Institutional Class shares, $____ for all accounts.

General Information
You may purchase or redeem (sell) shares of the Long All Cap Fund on each day that the New York Stock Exchange is open for business.  Transactions may be initiated by written request, by telephone or through your financial intermediary.  Written requests to the Long All Cap Fund should be sent to Barrow SQV Long All Cap Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.  For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-877-767-6633 for assistance.

TAX INFORMATION

The Long All Cap Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Neither the Investor Class shares nor Institutional Class shares of the Long All Cap Fund charge a Sales Charge (Load) and Institutional Class shares of the Long All Cap do not charge a Distribution (12b-1) Fee.  However, certain financial intermediaries may charge fees for their services, and the Adviser may pay those fees out of its own resources.  These payments are sometimes referred to as “revenue sharing”.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Long All Cap Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

RISK/RETURN SUMMARY:  BARROW SQV HEDGED ALL CAP FUND

INVESTMENT OBJECTIVE

The Barrow SQV Hedged All Cap Fund (the “Hedged All Cap Fund”) Fund’s seeks to generate above-average returns through capital appreciation, while also attempting to reduce volatility and preserve capital during market downturns.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Hedged All Cap Fund.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees	____%	____%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses (includes dividend expense, borrowing costs and brokerage expense on securities sold short) (1)	____%	____%
Total Annual Fund Operating Expenses	____%	____%
Fee Waivers and/or Expense Reimbursement(2)	____%	____%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	____%	____%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)
Barrow Street Advisors LLC (the “Adviser”) has contractually agreed, until October 1, 2016, to waive Management Fees and reimburse Other Expenses to the extent necessary to limit total annual Fund operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under a Rule 12b-1 Plan) to an amount not exceeding ____% and ___% of [Investor Class and Institutional Class shares], respectively, of average daily net assets.  Management Fee waivers and expense reimbursements by the Adviser are subject to repayment by the Hedged All Cap Fund for a period of five years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses to exceed the foregoing expense limitation.  Prior to October 1, 2016, this agreement may not be modified or terminated without the approval of the Board of Trustees.  This agreement will terminate automatically if the Hedged All Cap Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Hedged All Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Hedged All Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, the operating expenses of the Hedged All Cap Fund remain the same and the contractual agreement to limit expenses remains in effect only until October 1, 2016.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years
Investor	$___	$___
Institutional	$___	$___

Portfolio Turnover

The Hedged All Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Hedged All Cap Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Hedged All Cap Fund seeks to achieve its investment objective by primarily implementing the Adviser’s proprietary Systematic Quality Value (“SQV”) strategy that methodically invests in diversified sub-portfolios of common stocks of high quality companies that are selling at prices well below the Adviser’s estimate of their intrinsic value and the market pricing of comparable companies, while selling short diversified portfolios of average to low quality companies well above the Adviser’s estimate of their intrinsic value and the market pricing of comparable companies.

The Adviser’s SQV strategy seeks to: (i) exploit large discrepancies between a stock’s market price and its intrinsic value; (ii) recognize growth and profitability as important components of value; (iii) incorporate diversification as a hedge against human error; and (iv) deploy a systematic, dispassionate process to programmatically exploit market inefficiencies.

High quality companies are considered by the Adviser to have significant earnings power, high return on capital, substantial profit margins, internal growth and low leverage.  The Adviser views these attributes to be more important than historical asset cost, GAAP earnings and certain other traditional value measures.  The Adviser considers low quality companies to exhibit the opposite characteristics of high quality companies.
The Adviser systematically assesses quality and value across the investable universe of companies using quantitative methods designed to allow for the evaluation and processing of significant quantities of financial data in a manner that is highly consistent from period to period.

The Adviser seeks to buy common stocks of high quality companies with a significant margin of safety defined as pricing that is well below the Adviser’s estimate of their intrinsic value and market pricing of comparable companies.  The Adviser also seeks to sell short common stocks of low to average quality companies with a significant margin of safety defined as pricing that is well above the Adviser’s estimate of their intrinsic value and market pricing of comparable companies.

The Adviser uses an investment selection process that regularly selects diversified sub-portfolios, or baskets, of companies based on “bottoms-up” fundamentals by screening the universe of equities publicly traded on U.S. exchanges.  The Adviser generally screens out companies for which there is insufficient data to perform those analyses associated with its security selection methodology.  The Adviser also removes stocks with certain risk factors, including certain leverage ratios, certain trading liquidity levels and certain company sizes deemed undesirable by the Adviser.  Further, the Adviser may exclude securities in sectors or industries that the Adviser considers to have the following characteristics: (i) capital requirements are too high and operating margins are too low; (ii) assets, liabilities and income are too difficult to appraise on financial statements; and (iii) market pricing driven by factors other than fundamental value criteria.

The Adviser ranks the remaining universe of companies based on various weighted factors that it believes are predictive of future stock returns, including valuation, operating and balance sheet metrics.  The Adviser then constructs diversified sub-portfolios of long and short positions based on these rankings.

Overall, Hedged All Cap Fund seeks to offer investors significant diversification and reduce the risks associated with over-concentration or over-exposure to any particular industry group or market capitalization range.  The Fund will generally maintain a long portfolio of 150-250 companies balanced across three market capitalization ranges (i.e. large, mid and small) and diverse sectors and industries.  The Adviser intends to limit individual long stock positions to no greater than 3% of the net asset value of the Fund, as measured at the time of purchase.

The Hedged All Cap Fund’s short portfolio will generally be composed of: a) 150-250 companies identified as low quality and overpriced with the Adviser’s SQV ranking process; and b) 1,000-1,100 companies (assuming a “look through” to the underlying constituent companies of exchange traded funds) that represent the Adviser’s custom market index benchmark.  The short portfolio is balanced across the same market capitalization segments and sectors as the long portfolio.  The Adviser intends no individual short position to be greater than 1.5% of the portfolio, as measured at the time of purchase.

The Fund generally seeks to hold each sub-portfolio for at least one year to give the market sufficient time to re-appraise its constituent holdings on average.  At maturity, each sub-portfolio is sold and reinvested in the best opportunities as then identified and defined by the Adviser’s SQV ranking process.  Each new sub-portfolio typically maintains numerous stocks from the maturing sub-portfolio, which continue to rank highly enough for selection, and many new companies.   A stock position may also be sold after a merger announcement or when the Adviser believes other investment opportunities are more attractive.

In addition to investing in common stock, the Hedged All Cap Fund may invest in exchange traded stock index funds and futures contracts on market indices as part of its hedging strategy.  Also, a portion of the Hedged All Cap Fund may be held in cash and cash equivalents, including, but not limited to, money market instruments and short-term fixed income instruments.  If the Adviser is unable identify stocks that meet the Adviser’s value criteria, the Long All Cap Fund may invest all or a portion of its assets in cash or cash equivalents until suitable stocks become available.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Hedged All Cap Fund.  The success of the Hedged All Cap Fund’s investment strategy depends largely upon the Adviser’s skill in selecting common stocks for purchase and sale by the Hedged All Cap Fund and there is no assurance that the Hedged All Cap Fund will achieve its investment objective.  Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Hedged All Cap Fund is designed for investors who are investing for the long term.  The Hedged All Cap Fund may not be appropriate for use as a complete investment program.  The principal risks of an investment in the Hedged All Cap Fund are generally described below.

Stock Market Risk. The return on and value of an investment in the Hedged All Cap Fund will fluctuate in response to stock market movements.  Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser.  A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions.  In a declining stock market, stock prices for all companies (including those in the Hedged All Cap Fund’s portfolio) may decline, regardless of their long-term prospects.  During periods of market volatility, stock prices can change drastically, and you could lose money over short or long term periods.

Short Sales Risk. The Hedged All Cap Fund expects to sell securities short.  The Hedged All Cap Fund will incur increased transaction costs associated with selling securities short.  When the Hedged All Cap Fund sells a stock short, it must maintain a segregated account with its custodian of cash or high-grade securities equal to the current market value of the stock sold short less any collateral deposited with the Hedged All Cap Fund’s broker (not including the proceeds from the short sales).  As a result, the Hedged All Cap Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.  High levels of cash or liquid assets are not expected to generate material interest income in an environment of low overall interest rates, which may have an adverse effect on the Hedged All Cap Fund’s performance, particularly in periods of low market volatility.

The Hedged All Cap Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Hedged All Cap Fund purchases the security to replace the borrowed security.  In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Hedged All Cap Fund may have to buy the securities sold short at an unfavorable time and for an unfavorable price.  If this occurs, any anticipated gain to the Hedged All Cap Fund may be reduced or eliminated or the short sale may result in a loss.  The Hedged All Cap Fund’s losses are potentially unlimited in a short sale transaction.  Short sales are speculative transactions and involve special risks, include greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Large-Capitalization Company Risk.  Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk.  Investments in mid-capitalization companies often involve higher risks than large cap companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.  Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations.  In addition, in many instances, the securities of mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies.  Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Small-Capitalization Company Risk.  Investing in small-capitalization companies involves greater risk than is customarily associated with larger, more established companies.  Small-capitalization companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources than larger companies.  Due to these and other factors, stocks of small-capitalization companies may be more susceptible to market downturns and other events, and their prices may be more volatile than larger capitalization companies.  In addition, in many instances, the securities of small-capitalization companies typically are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.  Because small-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  Therefore, the securities of small-capitalization companies may be subject to greater price fluctuations.  Small-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Exchange Traded Funds (ETF) Risk - ETFs typically hold a portfolio of securities designed to track the performance of a particular index.  Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its net asset value.  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).  Investments in ETFs are also subject to the risk that the ETF may not be able to replicate exactly the performance of the indices it tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices or match their performance. To the extent that the Fund invests in ETFs, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such ETF’s advisory fees and operational expenses.

Management Style Risk. The portfolio manager’s method of security selection may not be successful and the Hedged All Cap Fund may underperform relative to other mutual funds that employ similar investment strategies.  In addition, the Adviser may select investments that fail to perform as anticipated.  The ability of the Hedged All Cap Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Hedged All Cap Fund will be correct or produce the desired results.  Although the Adviser has investment management experience, the Adviser has no experience as an investment adviser to a mutual fund prior to the Hedged All Cap Fund’s inception.

Value Investing Risk.  Investments in value stocks present the risk that a stock may decline in value or never reach the value that the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct.  Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor.  In addition, the Hedged All Cap Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance.

PERFORMANCE SUMMARY

The Hedged All Cap Fund is new and therefore does not have a performance history for a full calendar year to report.  Once the Hedged All Cap Fund has returns for a full calendar year, this Prospectus will provide performance information which gives some indication of the risks of an investment in the Hedged All Cap Fund by comparing the Hedged All Cap Fund’s performance with a broad measure of market performance.  How the Hedged All Cap Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Hedged All Cap Fund will perform in the future.  Updated performance information, current through the most recent month end, is available by calling 1-877-767-6633.

MANAGEMENT OF THE FUND

Barrow Street Advisors LLC is the Hedged All Cap Fund’s investment adviser.

Portfolio Managers

Nicholas Chermayeff and Robert F. Greenhill, Jr. are the co-Portfolio Managers of the Hedged All Cap Fund and have been responsible for the day-to-day management of the Fund’s portfolio since its inception in June 2013.  Both Portfolio Managers serve as an officer and Principal of the Adviser.  They have been managing accounts using the Barrow SQV long/short strategy since 2009.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investments

For Investor Class shares, the minimum investment is $____ for all accounts.

For Institutional Class shares, the minimum investment is $____ for all accounts.

Minimum Additional Investments

For Investor Class shares, $100 for regular accounts ($50 for IRA and UGMA/UTMA accounts)

For Institutional Class shares, $____ for all accounts.

General Information
You may purchase or redeem (sell) shares of the Hedged All Cap Fund on each day that the New York Stock Exchange is open for business.  Transactions may be initiated by written request, by telephone or through your financial intermediary.  Written requests to the Hedged All Cap Fund should be sent to Barrow SQV Hedged All Cap Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.  For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-877-767-6633 for assistance.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Neither the Investor Class shares nor Institutional Class shares of the Hedged All Cap Fund  charge a Sales Charge (Load) and Institutional Class shares of the Hedged All Cap do not charge a Distribution (12b-1) Fee.  However, certain financial intermediaries may charge fees for their services, and the Adviser may pay those fees out of its own resources.  These payments are sometimes referred to as “revenue sharing”.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Hedged All Cap Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT PHILOSOPHY

Long Portfolio

The Adviser believes that superior investment performance can be achieved with a value investment approach, which seeks high quality companies with earnings power and growth, and a systematic process that continually exploits market efficiency due to the short-term judgmental biases and behavioral weaknesses of many investors. The Adviser incorporates different aspects from the fields of value investing and  behavioral finance into its investment program to: (i) exploit large discrepancies between price and value; (ii) recognize growth and profitability as important components of value; (iii) incorporate significant diversification as a hedge against uncertainty; and (iv) deploy a systematic, dispassionate process that seeks to methodically exploit market inefficiency.

Long/Short Portfolio

The Adviser believes investing long and short in diversified portfolios of companies with a wide margin of safety is essential to reducing volatility, generating superior returns during rising markets, and preserving capital in market downturns.

Investment Process

The Adviser’s process regularly selects diversified sub-portfolios, or baskets, of companies based on “bottoms-up” fundamentals by screening the universe of liquid U.S. public equities.  The Adviser reduces this universe based on various factors that it believes are predictive of future stock returns, including valuation, operating, and balance sheet metrics.  It then screens for risk factors including leverage and company size.  The Fund does not currently invest in sectors and industries in which:  (i) capital requirements are high and operating margins are low; (ii) assets, liabilities and income are difficult to appraise on financial statements and (iii) market pricing is often driven by factors other than fundamental value criteria.

The Adviser’s proprietary process reflects its experience with private equity investment and discounted cash flow analysis. The competitive strength of this strategy is that it reduces the judgmental biases and behavioral weaknesses that often negatively influence investment decisions.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

BARROW SQV LONG ALL CAP FUND

Investment Objective

The Barrow SQV Long All Cap Fund (the “Long All Cap Fund”) seeks to generate long-term capital appreciation.  The Long All Cap Fund reserves the right to change the investment objective without shareholder approval upon at least 60 days’ prior written notice to shareholders.

Investment Strategy

The Long All Cap Fund seeks to achieve its investment objective by primarily implementing the Adviser’s proprietary Systematic Quality Value (“SQV”) strategy that methodically invests in diversified sub-portfolios of common stocks of high quality companies that are selling at prices well below the Adviser’s estimate of their intrinsic value and the market pricing of comparable companies.

The Adviser’s SQV strategy seeks to: (i) exploit large discrepancies between a stock’s market price and its intrinsic value; (ii) recognize growth and profitability as important components of value; (iii) incorporate diversification as a hedge against human error; and (iv) deploy a systematic, dispassionate process to programmatically exploit market inefficiencies.

High quality companies are considered by the Adviser to have significant earnings power, high return on capital, substantial profit margins, internal growth and low leverage.  The Adviser views these attributes to be more important than historical asset cost, GAAP earnings and certain other traditional value measures.

The Adviser systematically assesses quality and value across the investable universe of companies using quantitative methods designed to allow for the evaluation and processing of significant quantities of financial data in a manner that is highly consistent from period to period.  The Adviser seeks to buy common stocks of high quality companies with a significant margin of safety defined as pricing that is well below the Adviser’s estimate of its intrinsic value and market pricing of comparable companies.

The Adviser uses an investment selection process that regularly selects diversified sub-portfolios, or baskets, of companies based on “bottoms-up” fundamentals by screening the universe of equities publicly traded on U.S. exchanges.  The Adviser generally screens out companies for which there is insufficient data to perform those analyses associated with its security selection methodology.  The Adviser also removes stocks with certain risk factors, including certain leverage ratios, certain trading liquidity levels and certain company sizes deemed undesirable by the Adviser.  Further, the Adviser may exclude securities in sectors or industries that the Adviser considers to have the following characteristics: (i) capital requirements are too high and operating margins are too low; (ii) assets, liabilities and income are too difficult to appraise on financial statements; and (iii) market pricing driven by factors other than fundamental value criteria.

The Adviser ranks the remaining universe of companies based on various weighted factors that it believes are predictive of future stock returns, including valuation, operating and balance sheet metrics.  The Adviser then constructs diversified sub-portfolios of long positions based on these rankings.

Overall, Long All Cap Fund seeks to offer investors significant diversification and reduce the risks associated with over-concentration or over-exposure to any particular industry group or market capitalization range.  The Fund will generally maintain a portfolio of 150-250 companies balanced across three market capitalization ranges (i.e. large, mid and small) and diverse sectors and industries.  The Adviser intends to limit individual stock positions to no greater than 3% of the net asset value of the Fund, as measured at the time of purchase.

The Fund generally seeks to hold each sub-portfolio for at least one year to give the market sufficient time to re-appraise its constituent holdings.  At maturity, each sub-portfolio is sold and reinvested in the best opportunities as then identified and defined by the Adviser’s SQV ranking process.  Each new sub-portfolio typically maintains numerous stocks from the maturing sub-portfolio, which continue to rank highly enough for selection, and many new companies.   A stock position may also be sold after a merger announcement or when the Adviser believes other investment opportunities are more attractive.

In addition to investing in common stock, the Long All Cap Fund may invest in exchange traded index funds, cash and cash equivalents, including, but not limited to, money market instruments and short-term fixed income instruments.  If the Adviser is unable identify stocks that meet the Adviser’s value criteria, the Long All Cap Fund may invest all or a portion of its assets in cash or cash equivalents until suitable stocks become available.

Investment Risks

The risks associated with the Long All Cap Fund’s investment strategies are generally described below.  The Long All Cap Fund may be subject to additional risks because of the types of investments the Long All Cap Fund makes or because of changes in market conditions.  As with any mutual fund investment, there is a risk that you could lose money by investing in the Long All Cap Fund.  The success of the Long All Cap Fund’s investment strategy depends largely upon the Adviser’s approach to selecting common stocks for purchase and sale by the Long All Cap Fund and there is no assurance that the Long All Cap Fund will achieve its investment objective.  Because of the types of securities in which the Long All Cap Fund invests and the investment techniques the Adviser uses, the Long All Cap Fund is designed for investors who are investing for the long term.  The Long All Cap Fund may not be appropriate for use as a complete investment program.

Value Investing Risk.  Investments in value stocks present the risk that a stock may decline in value or never reach the value that the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct.  Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor.  In addition, the Long All Cap Fund’s value investment style may go out of favor with investors, negatively affecting the Long All Cap Fund’s performance.

Large-Capitalization Company Risk.  Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk. Investments in mid-capitalization companies often involve higher risks than large cap companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.  Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations.  In addition, in many instances, the securities of mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies.  Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Small-Capitalization Company Risk.  Investing in small-capitalization companies involves greater risk than is customarily associated with larger, more established companies.  Small-capitalization companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources than larger companies.  Due to these and other factors, stocks of small-capitalization companies may be more susceptible to market downturns and other events, and their prices may be more volatile than larger capitalization companies.  In addition, in many instances, the securities of small-capitalization companies typically are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.  Because small-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  Therefore, the securities of small-capitalization companies may be subject to greater price fluctuations.  Small-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Stock Market Risk. The return on and value of an investment in the Long All Cap Fund will fluctuate in response to stock market movements.  Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser.  A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions.  In a declining stock market, stock prices for all companies (including those in the Long All Cap Fund’s portfolio) may decline, regardless of their long-term prospects.  During periods of market volatility, stock prices can change drastically, and you could lose money over short or long term periods.

Management Style Risk. The portfolio manager’s method of security selection may not be successful and the Long All Cap Fund may underperform relative to other mutual funds that employ similar investment strategies.  In addition, the Adviser may select investments that fail to perform as anticipated.  The ability of the Long All Cap Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.  Although the Adviser has investment management experience, the Adviser has no experience as an investment adviser to a mutual fund prior to the Long All Cap Fund’s inception.

Money Market Instruments and Temporary Defensive Positions.  The Long All Cap Fund will typically hold a portion of its assets in money market instruments, including cash, cash equivalent securities, short-term debt securities, repurchase agreements and money market mutual fund shares (“Money Market Instruments”).  The Long All Cap Fund will invest in Money Market Instruments to maintain liquidity or pending the selection of investments.  From time to time, the Long All Cap Fund also may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions, and in doing so, may invest up to 100% of its assets in Money Market Instruments.  When the Long All Cap Fund invests in a money market mutual fund, the shareholders of the Long All Cap Fund generally will be subject to duplicative management fees.  To the extent the Long All Cap Fund holds other registered investment companies, including money market mutual funds, the Long All Cap Fund will incur acquired fund fees and expenses (as defined by the Securities and Exchange Commission).  Anytime the Long All Cap Fund takes a temporary defensive position, it may not achieve its investment objective.

Portfolio Holdings and Disclosure Policy.  A description of the Long All Cap Fund’s policies and procedures with respect to the disclosure of its portfolio holdings in available in the Statement of Additional Information.

BARROW SQV HEDGED ALL CAP FUND

Investment Objective

The Barrow SQV Hedged All Cap Fund (the “Hedged All Cap Fund”) seeks to generate above-average returns through capital appreciation, while also attempting to reduce volatility and preserve capital during market downturns.  The Hedged All Cap Fund reserves the right to change the investment objective without shareholder approval upon at least 60 days’ prior written notice to shareholders.

Investment Strategy
The Hedged All Cap Fund seeks to achieve its investment objective by primarily implementing the Adviser’s proprietary Systematic Quality Value (“SQV”) strategy that methodically invests in diversified sub-portfolios of common stocks of high quality companies that are selling at prices well below the Adviser’s estimate of their intrinsic value and the market pricing of comparable companies, while selling short diversified portfolios of average to low quality companies well above the Adviser’s estimate of their intrinsic value and the market pricing of comparable companies.

The Adviser’s SQV strategy seeks to: (i) exploit large discrepancies between a stock’s market price and its intrinsic value; (ii) recognize growth and profitability as important components of value; (iii) incorporate diversification as a hedge against human error; and (iv) deploy a systematic, dispassionate process to programmatically exploit market inefficiencies.

High quality companies are considered by the Adviser to have significant earnings power, high return on capital, substantial profit margins, internal growth and low leverage.  The Adviser views these attributes to be more important than historical asset cost, GAAP earnings and certain other traditional value measures.  The Adviser considers low quality companies to exhibit the opposite characteristics of high quality companies.

The Adviser systematically assesses quality and value across the investable universe of companies using quantitative methods designed to allow for the evaluation and processing of significant quantities of financial data in a manner that is highly consistent from period to period.  The Adviser seeks to buy common stocks of high quality companies with a significant margin of safety defined as pricing that is well below the Adviser’s estimate of their intrinsic value and market pricing of comparable companies.  The Adviser also seeks to sell short common stocks of low to average quality companies with a significant margin of safety defined as pricing that is well above the Adviser’s estimate of their intrinsic value and market pricing of comparable companies.

The Adviser uses an investment selection process that regularly selects diversified sub-portfolios, or baskets, of companies based on “bottoms-up” fundamentals by screening the universe of equities publicly traded on U.S. exchanges.  The Adviser generally screens out companies for which there is insufficient data to perform those analyses associated with its security selection methodology.  The Adviser also removes stocks with certain risk factors, including certain leverage ratios, certain trading liquidity levels and certain company sizes deemed undesirable by the Adviser.  Further, the Adviser may exclude securities in sectors or industries that the Adviser considers to have the following characteristics: (i) capital requirements are too high and operating margins are too low; (ii) assets, liabilities and income are too difficult to appraise on financial statements; and (iii) market pricing driven by factors other than fundamental value criteria.

The Adviser ranks the remaining universe of companies based on various weighted factors that it believes are predictive of future stock returns, including valuation, operating and balance sheet metrics.  The Adviser then constructs diversified sub-portfolios of long and short positions based on these rankings.

Overall, Hedged All Cap Fund seeks to offer investors significant diversification and reduce the risks associated with over-concentration or over-exposure to any particular industry group or market capitalization range.  The Fund will generally maintain a long portfolio of 150-250 companies balanced across three market capitalization ranges (i.e. large, mid and small) and diverse sectors and industries.  The Adviser intends to limit individual long stock positions to no greater than 3% of the net asset value of the Fund, as measured at the time of purchase.

The Hedged All Cap Fund’s short portfolio will generally be composed of: a) 150-250 companies identified as low quality and overpriced with the Adviser’s SQV ranking process; and b) 1,000-1,100 companies (assuming a “look through” to the underlying constituent companies of exchange traded funds) that represent the Adviser’s custom market index benchmark.  The short portfolio is balanced across the same market capitalization segments and sectors as the long portfolio.  The Adviser intends no individual short position to be greater than 1.5% of the portfolio, as measured at the time of purchase.

The Fund generally seeks to hold each sub-portfolio for at least one year to give the market sufficient time to re-appraise its constituent holdings on average.  At maturity, each sub-portfolio is sold and reinvested in the best opportunities as then identified and defined by the Adviser’s SQV ranking process.  Each new sub-portfolio typically maintains numerous stocks from the maturing sub-portfolio, which continue to rank highly enough for selection, and many new companies.   A stock position may also be sold after a merger announcement or when the Adviser believes other investment opportunities are more attractive.

In addition to investing in common stock, the Hedged All Cap Fund may invest in exchange traded stock index funds and futures contracts on market indices as part of its hedging strategy.  Also, a portion of the Hedged All Cap Fund may be held in cash and cash equivalents, including, but not limited to, money market instruments and short-term fixed income instruments.  If the Adviser is unable identify stocks that meet the Adviser’s value criteria, the Long All Cap Fund may invest all or a portion of its assets in cash or cash equivalents until suitable stocks become available.

Investment Risks

The risks associated with the Hedged All Cap Fund’s investment strategies are generally described below.  The Hedged All Cap Fund may be subject to additional risks because of the types of investments the Hedged All Cap Fund makes or because of changes in market conditions.  As with any mutual fund investment, there is a risk that you could lose money by investing in the Hedged All Cap Fund.  The success of the Hedged All Cap Fund’s investment strategy depends largely upon the Adviser’s skill in selecting common stocks for purchase and sale by the Hedged All Cap Fund and there is no assurance that the Hedged All Cap Fund will achieve its investment objective.  Because of the types of securities in which the Hedged All Cap Fund invests and the investment techniques the Adviser uses, the Hedged All Cap Fund is designed for investors who are investing for the long term.  The Hedged All Cap Fund may not be appropriate for use as a complete investment program.

Value Investing Risk.  Investments in value stocks present the risk that a stock may decline in value or never reach the value that the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct.  Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor.  In addition, the Hedged All Cap Fund’s value investment style may go out of favor with investors, negatively affecting the Hedged All Cap Fund’s performance.

Short Sales Risk. The Hedged All Cap Fund expects to sell securities short.  Short sales involve the risk that an investor may incur a loss by subsequently buying a security at a higher price than the price at which the security was sold short.  Theoretically, there is no limit on the amount of losses that the Hedged All Cap Fund could incur with respect to securities sold short.  In addition, any loss will be increased by the amount of compensation, dividends or interest that must be paid to the lender of the security.  The Hedged All Cap Fund may not be able to close out a short position at a particular time or at an acceptable price.  A lender may request that borrowed securities be returned on short notice, and the Hedged All Cap Fund may have to buy the securities sold short at an unfavorable price.

The Hedged All Cap Fund will incur increased transaction costs associated with selling securities short.  When the Hedged All Cap Fund sells a stock short, it must maintain a segregated account with its custodian of cash or high-grade securities equal to the current market value of the stock sold short less any collateral deposited with the Hedged All Cap Fund’s broker (not including the proceeds from the short sales).  As a result, the Hedged All Cap Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.  High levels of cash or liquid assets are not expected to generate material interest income in an environment of low overall interest rates, which may have an adverse effect on the Hedged All Cap Fund’s performance, particularly in periods of low market volatility.

Large-Capitalization Company Risk.  Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk.  Investments in mid-capitalization companies often involve higher risks than large cap companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.  Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations.  In addition, in many instances, the securities of mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies.  Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Small-Capitalization Company Risk.  Investing in small-capitalization companies involves greater risk than is customarily associated with larger, more established companies.  Small-capitalization companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources than larger companies.  Due to these and other factors, stocks of small-capitalization companies may be more susceptible to market downturns and other events, and their prices may be more volatile than larger capitalization companies.  In addition, in many instances, the securities of small-capitalization companies typically are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.  Because small-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  Therefore, the securities of small-capitalization companies may be subject to greater price fluctuations.  Small-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Stock Market Risk. The return on and value of an investment in the Hedged All Cap Fund will fluctuate in response to stock market movements.  Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser.  A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions.  In a declining stock market, stock prices for all companies (including those in the Hedged All Cap Fund’s portfolio) may decline, regardless of their long-term prospects.  During periods of market volatility, stock prices can change drastically, and you could lose money over short or long term periods.

Exchange Traded Funds (ETF) Risk - ETFs typically hold a portfolio of securities designed to track the performance of a particular index.  Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its net asset value.  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).  Investments in ETFs are also subject to the risk that the ETF may not be able to replicate exactly the performance of the indices it tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices or match their performance. To the extent that the Fund invests in ETFs, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such ETF’s advisory fees and operational expenses.

Management Style Risk. The portfolio manager’s method of security selection may not be successful and the Hedged All Cap Fund may underperform relative to other mutual funds that employ similar investment strategies.  In addition, the Adviser may select investments that fail to perform as anticipated.  The ability of the Hedged All Cap Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Hedged All Cap Fund will be correct or produce the desired results.  Although the Adviser has investment management experience, the Adviser has no experience as an investment adviser to a mutual fund prior to the Hedged All Cap Fund’s inception.

Money Market Instruments and Temporary Defensive Positions.  The Hedged All Cap Fund will typically hold a portion of its assets in money market instruments, including cash, cash equivalent securities, short-term debt securities, repurchase agreements and money market mutual fund shares (“Money Market Instruments”).  The Hedged All Cap Fund will invest in Money Market Instruments to maintain liquidity or pending the selection of investments.  From time to time, the Hedged All Cap Fund also may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions, and in doing so, may invest up to 100% of its assets in Money Market Instruments.  When the Hedged All Cap Fund invests in a money market mutual fund, the shareholders of the Hedged All Cap Fund generally will be subject to duplicative management fees.  To the extent the Hedged All Cap Fund holds other registered investment companies, including money market mutual funds, the Hedged All Cap Fund will incur acquired fund fees and expenses (as defined by the Securities and Exchange Commission).   Anytime the Hedged All Cap Fund takes a temporary defensive position, it may not achieve its investment objective.

Portfolio Holdings and Disclosure Policy.  A description of the Hedged All Cap Fund’s policies and procedures with respect to the disclosure of its portfolio holdings in available in the Statement of Additional Information.

FUND MANAGEMENT

The Investment Adviser

Barrow Street Advisors  LLC, 300 First Stamford Place, 3rd Floor East, Stamford, Connecticut 06902, serves as the investment adviser to the Long All Cap Fund and the Hedged All Cap Fund (each individually a “Fund” and collectively the “Funds”).  The Adviser is a subsidiary of Barrow Street Holdings LLC (“BSH”), which owns Barrow Street Capital LLC (“BSC”) in addition to the Adviser (the Adviser, BSH, and BSC collectively “Barrow Street”).  BSC was formed and commenced operations in 1997 and organized the Adviser in 2013.  Since inception, Barrow Street has raised and invested approximately $550 million of equity in private equity and public security strategies, and currently manages approximately $223 million of assets as of December 31, 2012. The Adviser provides each Fund with a continuous program of investing each Fund’s assets and determining the composition of each Fund’s portfolio.  The Adviser also provides investment advisory services to private limited partnerships.

For its services, the Long All Cap Fund pays the Adviser a monthly investment advisory fee computed at the annual rate of ____% of its average daily net assets.  For the Long All Cap Fund, the Adviser has agreed, until October 1, 2016, to reduce its investment advisory fees and to reimburse the Long All Cap Fund expenses to the extent necessary to limit annual ordinary operating expenses of the Long All Cap Fund (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to ____% and ____% of average daily net assets of Investor Class and Institutional Class shares, respectively.  Any such fee reductions by the Adviser, or payments by the Adviser of expenses that are the Long All Cap Fund’s obligation, are subject to repayment by the Long All Cap Fund, provided that the repayment does not cause the Long All Cap Fund’s ordinary operating expenses to exceed the foregoing expense limitations, and provided further that the fees and expenses which are the subject of the repayment were incurred within five years of the repayment

For its services, the Hedged All Cap Fund pays the Adviser a monthly investment advisory fee computed at the annual rate of ____% of its average daily net assets.  For the Hedged All Cap Fund, the Adviser has agreed, until October 1, 2016, to reduce its investment advisory fees and to reimburse Hedged All Cap Fund expenses to the extent necessary to limit annual ordinary operating expenses of the Hedged All Cap Fund (excluding brokerage costs, taxes, borrowing costs such as interest and dividend expenses on securities sold short, acquired fund fees and expenses and extraordinary expenses) to ____% and ____% of average daily net assets of Investor Class and Institutional Class shares, respectively.  Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Hedge All Cap Fund’s obligation, are subject to repayment by the Hedge All Cap Fund, provided that the repayment does not cause Hedge All Cap Fund’s ordinary operating expenses to exceed the foregoing expense limitations, and provided further that the fees and expenses which are the subject of the repayment were incurred within five years of the repayment.

A discussion of the factors considered by the Board of Trustees in its approval of each Fund’s investment advisory contract with the Adviser, including the Board’s conclusions with respect thereto, will be available in each Fund’s annual report for the period ended November 30, 2013.

Portfolio Managers

Nicholas Chermayeff is a co-Portfolio Manager of each Fund and is an officer and Princi;al of the Adviser.  He is a co-founder, in 1997, and Principal of BSC.  Prior to forming BSC, Mr. Chermayeff was an acquisition professional in Morgan Stanley’s Principal Investment Group for the Morgan Stanley Real Estate Fund.  Prior to that, Mr. Chermayeff worked in the investment banking groups of Merrill Lynch and LaSalle Partners.  He received a B.A. degree with honors from Harvard College.

Robert F. Greenhill, Jr. is a co-Portfolio Manager of each Fund and is an officer and Principal of the Adviser.  He is a co-founder, in 1997, and Principal of BSC.  Prior to forming BSC, Mr. Greenhill was an acquisition professional for the Goldman Sachs’ Whitehall Funds.  Prior to joining Goldman Sachs, he was involved in real estate management at Tichman Speyer Properties.  Mr. Greenhill received a B.A. and a M.B.A. from Harvard University.

The Statement of Additional Information (“SAI”) provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and his ownership of shares of each of the Funds.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as each Fund’s administrator, transfer agent and fund accounting agent.  Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) administering custodial and other third party service provider contracts on behalf of each Fund.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”) is each Fund’s principal underwriter and serves as the exclusive agent for the distribution of each Fund’s shares.  The Distributor may sell each Fund’s shares to or through qualified securities dealers or other approved entities.

The SAI has more detailed information about the Adviser and other service providers to each Fund.

DISTRIBUTION PLAN

Each Fund has adopted a plan of distribution (the “Plan”) under Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”).  The Plan allows the Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of the Fund’s shares.  The annual fees payable under the Plan may not exceed an amount equal to 0.25% of the Fund’s average daily net assets.  Because these fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.  Expenses related to the distribution and servicing of the Fund’s shares may include, but are not limited to, payments to securities dealers and other persons who are engaged in the sale of shares of the Fund and who may be advising shareholders regarding the sale or retention of such shares; expenses of maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing or distributing prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Fund may, from time to time, deem advisable; and any other expenses related to the distribution and servicing of the Fund’s shares.  The Adviser may make additional payments to financial organizations from its own assets.  The payment by the Adviser of any such additional compensation will not affect the expense ratio of the Fund.

HISTORICAL PERFORMANCE OF THE ADVISER’S LONG-ONLY ALL CAP STYLE PRIVATE ACCOUNTS

The Portfolio Managers began managing accounts using the Barrow SQV long-only strategy in 2009.  The performance table below provides a summary of the performance of all accounts (the “Long-Only Accounts”) with substantially similar investment objectives, policies, strategies and risks to those of the Long All Cap Fund for the 1-year, 3-year and since inception periods ended March 31, 2013, and compares the Long-Only Accounts’ performance during those periods against two broad-based securities market indices, the S&P 500 Index and the Russell® 2000 Index.  There are no material differences between the investment objectives, policies and strategies of the Long-Only Accounts and those of the Long All Cap Fund.  Messrs. Chermayeff and Greenhill, who are primarily responsible of the day-to-day management of the Long All Cap Fund’s portfolio, have been primarily responsible for the day-to-day management of the accounts throughout the entire period presented.

The performance of the Long-Only Accounts does not represent the historical performance of the Long All Cap Fund and should not be considered a substitute for the Long All Cap Fund’s performance or indicative of past or future performance of the Long All Cap Fund.  Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments.  In addition, the managed accounts are not subject to certain investment limitations or other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed accounts.  The results for different periods may vary.

The performance data provided below for the Long-Only Accounts was calculated by Barrow Street.  The Long-Only Accounts’ rate of return includes realized and unrealized gains plus income (including accrued income).  The Long-Only Accounts are valued monthly and periodic returns are geometrically linked.  The 1-year, 3-year and since inception periods’ performance is net of 1.50% per annum management fees.  The performance is net of all trading commissions and certain expenses.  The total operating expenses for the Long-Only Accounts were less than the Long All Cap Fund’s total annual operating expenses.  Therefore, the Long-Only Accounts’ performance would have been lower if the performance had been calculated using the Long All Cap Fund’s total operating expenses.  Results include the reinvestment of dividends and capital gains.

Average Annual Total Returns for periods ended March 31, 2013
	Long-Only Accounts(1)	S&P 500 Total Return Index(2)	Russell 2000® Index (3)
1 Year	20.7%	14.0%	16.3%
3 Years(4)	15.6%	12.7%	13.5%
Since Inception(4)	24.1%	16.4%	18.0%

(1)
The performance of the Accounts, which is unaudited, has been computed by Barrow Street based on audited financial statements for the years 2009-2011 and unaudited financial statements thereafter, as follows:  performance shown for Long-Only Accounts is net return (calculated after a Management Fee of 1.50% per annum and certain expenses) and assumes investment at inception.  Long-Only Accounts return for 2009 is net of a substantial cash balance, which was invested evenly throughout that year and fully invested by 12/31/09.   Performance information contained in this table has been prepared internally by Barrow Street based on information supplied by Interactive Brokers LLC, Bloomberg Finance L.P. (Bloomberg) and Cohen & Associates (Cohen).  Results for 2012 have not been independently audited or verified and are therefore subject to revision and completion.  Calculating performance in this manner may differ from the standardized methodology promulgated by the Securities and Exchange Commission under the 1940 Act for mutual funds.

(2)
The S&P 500 Total Return Index is an unmanaged index of the common stocks of 500 widely held U.S. companies.  Unlike mutual funds, the index does not incur expenses.  If expenses were deducted, the actual returns of this index would be lower. Market information is inclusive of reinvestment of dividends and shows relative market performance for the periods indicated and should not be used as a standard of composition and volatility of BSF.  Market index information shown is based off widely available information believed to be reliable; however Barrow Street makes no guarantee or warranty hereby as to the completeness or accuracy of such data.

(3)
The Russell 2000 Index is an unmanaged index of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.  Unlike mutual funds, the index does not incur expenses.  If expenses were deducted, the actual returns of this index would be lower. Market information is inclusive of reinvestment of dividends and shows relative market performance for the periods indicated and should not be used as a standard of composition and volatility of the Long-Only Accounts.  Market index information shown is based off widely available information believed to be reliable; however BSC makes no guarantee or warranty hereby as to the completeness or accuracy of such data.

(4)	Annualized net return (calculated after all fees and certain expenses)

HISTORICAL PERFORMANCE OF THE ADVISER’S LONG/SHORT ALL CAP STYLE PRIVATE ACCOUNTS

The Portfolio Managers began managing accounts using Barrow SQV long/short strategy in 2009.  The performance table below provides a summary of the performance of all accounts (the “L/S Accounts”) with substantially similar investment objectives, policies, strategies and risks to those of the Hedged All Cap Fund for the 1-year, 3-year and since inception periods ended March 31, 2013, and compares the L/S Accounts’ performance during those periods against two appropriate broad-based securities market indices, the HFRI Equity Hedge Index and the Dow Jones Credit Suisse Long/Short Equity Hedge Fund Index.  There are no material differences between the investment objectives, policies and strategies of the L/S Accounts and those of the Hedged All Cap Fund.  Messrs. Chermayeff and Greenhill, who are primarily responsible of the day-to-day management of the Long All Cap Fund’s portfolio, have been primarily responsible for the day-to-day management of the accounts throughout the entire period presented.

The performance of the L/S Accounts does not represent the historical performance of the Hedged All Cap Fund and should not be considered a substitute for the Hedged All Cap Fund’s performance or indicative of past or future performance of the Hedged All Cap Fund.  Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments.  In addition, the managed accounts are not subject to certain investment limitations or other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed accounts.  The results for different periods may vary.

The performance data provided below for the L/S Accounts was calculated by Barrow Street.  The L/S Accounts’ rate of return includes realized and unrealized gains plus income (including accrued income).  The L/S Accounts are valued monthly and periodic returns are geometrically linked.  The 1-year, 3-year and since inception periods’ performance is net of 1.50% per annum management fees.  The performance is net of all trading commissions and certain expenses.  The total operating expenses for the L/S Accounts was less than the Hedged All Cap Fund’s total annual operating expenses.  Therefore, the Accounts’ performance would have been lower if the performance had been calculated using the Hedged All Cap Fund’s total operating expenses.  Results include the reinvestment of dividends and capital gains.

Average Annual Total Returns for periods ended March 31, 2013
	L/S Accounts (1)	HFRI Equity Hedge Index (2)	Dow Jones Credit Suisse Long/Short Equity Hedge Index (3)
1 Year	7.0%	5.9%	6.1%
3 Years(4)	5.0%	3.7%	3.9%
Since Inception(4)	10.1%	8.7%	7.8%

(1)
The performance of the L/S Accounts, which is unaudited, has been computed by the Barrow Street based on audited financial statements for the years 2009-2011 and unaudited financial statements thereafter,as follows: BSLSF refers to Barrow Street Long/Short Fund LP, which succeeded the Barrow Street Market Neutral Fund LP ("BSMNF" inception 1/1/09) on 5/1/12.  Performance shown for BSLSF is net return (calculated after a 1.50% per annum Management Fee and certain expenses) and assumes investment at inception.  Prior to 5/1/12, BSLSF performance reflects a 40% net long investment, rebalanced monthly, in BSMNF (60%) and Barrow Street Fund LP (40%), a long-only fund with the same long book as BSMNF.  Performance information contained in this exhibit has been prepared internally by Barrow Street based on information supplied by Interactive Brokers LLC, Bloomberg Finance L.P. (Bloomberg) and Cohen & Associates (Cohen).  Results for 2012 have not been independently audited or verified and are therefore subject to revision and completion. Calculating performance in this manner may differ from the standardized methodology promulgated by the Securities and Exchange Commission under the 1940 Act.

(2)
The Hedge Fund Research, Inc. (“HFRI”) Equity Hedge (Total) Index is an unmanaged index of accounts that maintain positions both long and short in primarily equity and equity derivative securities.  Unlike mutual funds, the index does not incur expenses.  If expenses were deducted, the actual returns of this index would be lower. Market information is inclusive of reinvestment of dividends and shows relative market performance for the periods indicated and should not be used as a standard of composition and volatility of BSLSF.  Market index information shown is based off widely available information believed to be reliable; however Barrow Street makes no guarantee or warranty hereby as to the completeness or accuracy of such data.

(3)
Dow Jones Credit Suisse Long/Short Equity Hedge Fund Index an unmanaged index and is a subset of the Dow Jones Credit Suisse Hedge Fund IndexSM that measures the aggregate performance of dedicated short bias funds.  Unlike mutual funds, the index does not incur expenses.  If expenses were deducted, the actual returns of this index would be lower. Market information is inclusive of reinvestment of dividends and shows relative market performance for the periods indicated and should not be used as a standard of composition and volatility of BSLSF.  Market index information shown is based off widely available information believed to be reliable; however Barrow Street makes no guarantee or warranty hereby as to the completeness or accuracy of such data.

(4)	Annualized net return (calculated after all fees and certain expenses)

HOW THE FUNDS VALUE THEIR SHARES

The net asset value (“NAV”) of each Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business.  Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  To calculate NAV, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding.  Each Fund generally values its portfolio securities at their current market values determined on the basis of available market quotations.  However, if market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Board of Trustees.  When fair value pricing is employed, the prices of securities used by each Fund to calculate its NAV are based on the consideration by each Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities.  To the extent the assets of each Fund are invested in other open-end investment companies that are registered under the 1940 Act and unlisted, each Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Your order to purchase or redeem shares is priced at the NAV next calculated after your order is received in proper form by each Fund.  An order is considered to be in “proper form” if it includes all necessary information and documentation related to a purchase or redemption, and payment in full of the purchase amount.

HOW TO BUY SHARES

Shares are available for purchase from each Fund every day the NYSE is open for business, at the NAV next calculated after receipt of a purchase order in proper form.  Each Fund reserves the right to reject any purchase request.  Investors who purchase shares through a broker-dealer or other financial intermediary may be charged a fee by such broker-dealer or intermediary.  Each Fund mails you confirmations of all purchases or redemptions of Fund shares if shares are purchased through the Fund.  Certificates representing shares are not issued.

Choosing a Share Class

Each Fund offers two classes of shares: Investor Class shares and Institutional Class shares.  Each share class represents an ownership interest in the same investment portfolio as the other class of shares of the Fund.  Each class has its own expense structure.

Investor Class shares are subject to a distribution plan that, pursuant to Rule 12b-1 under the 1940 Act, permits each Fund to pay distribution fees of up to 0.25% per year to those intermediaries offering Investor Class shares (the “12b-1 Plan”).  Institutional Class shares are available without a Rule 12b-1 fee to those investors eligible to purchase such shares.  Neither class is subject to a sales charge or redemption fee.

When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares.  Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals.  If you qualify to purchase Institutional Class shares, you should purchase them rather than the Investor Class shares because the Investor Class shares have higher expenses than the Institutional Class shares.  Although each class invests in the same portfolio of securities, the returns for each class will differ because each class is subject to different expenses.

Minimum Initial Investment

For Investor Class shares, the minimum initial investment in each Fund is $___.  For Institutional Class shares, the minimum initial investment in each Fund is $____.  This minimum investment requirement may be waived or reduced for any reason at the discretion of each Fund.

Opening an Account

An account may be opened by mail or bank wire if it is submitted in proper form, as follows:

By Mail. To open a new account by mail:

•	Complete and sign the account application.
•	Enclose a check payable to the applicable Fund; please reference Investor Class or Institutional Class to ensure proper crediting to your account.
•	Mail the application and the check to the Transfer Agent at the following address:

[Insert name of Fund in which you are investing]

c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shares will be issued at the NAV next computed after receipt of your application and check.  All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions.  The Funds do not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders.  In addition, the Funds do not accept checks made payable to third parties.  When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase.  If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check.  Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total.  The transaction will appear on your bank statement.  Your original check will be destroyed once processed, and you will not receive your canceled check back.  If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-877-767-6633 to obtain the necessary information to instruct your financial institution to wire your investment.  A representative will assist you in obtaining an account application, which must be completed, signed and faxed (or mailed) to the Transfer Agent before payment by wire will be accepted.

Each Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion.  Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when U.S. Bank, N.A., the Fund’s custodian, receives payment by wire.  If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made.  See “Opening an Account – By Mail” above.  Your financial institution may charge a fee for wiring funds.  Shares will be issued at the NAV next computed after receipt of your wire in proper form.

Through Your Broker or Financial Institution.  Shares of each Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form.  These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund.  These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers.  Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Subsequent Investments

Once an account is open, for Investor Class shares, additional purchases of Fund shares may be made at any time in minimum amounts of $[100], except for an IRA or gifts or transfers to minors’ account, which must be in amounts of at least $[50] and, for Institutional Class shares, additional purchases of Fund shares may be made at any time in minimum amounts of $[___].  Additional purchases must be submitted in proper form as described below.  Additional purchases may be made:

•
By sending a check, made payable to the Fund in which you are investing, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.  Be sure to note your account number on the memo line of your check.  The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.

•	By wire to the account of the Fund in which you are investing as described under “Opening an Account – By Wire.” Shareholders should call the Transfer Agent at 1-877-767-6633 before wiring funds.

•	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans

For Investor Class shares, you may make automatic monthly investments in the Fund in which you are investing from your bank, savings and loan or other depository institution.  The minimum investments under the automatic investment plan must be at least $100 under the plan and are made on the 15th and/or last business day of the month.  The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges.  Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund in which you are investing.  Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of a Fund. Please call 1-888-575-4800 for more information about the automatic investment plan and direct deposit plans.

Purchases in Kind

Each Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for each Fund, the marketability of such securities, and other factors which a Fund may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute each Fund’s NAV.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.  As a result, a Fund must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database.  Additional information may be required to open accounts for corporations and other entities.  Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified.  A Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.  If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Fund’s shares.

The Funds do not accommodate frequent purchases or redemptions of Fund shares.

The Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in a Fund.  Each Fund, through its service providers, monitors shareholder trading activity to ensure it complies with the Fund’s policies.  Each Fund prepares reports illustrating purchase and redemption activity to detect market timing activity.  When monitoring shareholder purchases and redemptions, each Fund does not apply a quantitative definition to frequent trading.  Instead each Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading.  The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries.  Each Fund may also modify any terms or conditions of purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus.  Each Fund’s policies and procedures to prevent market timing are applied uniformly to all shareholders.  These actions, in the Board’s opinion, should help reduce the risk of abusive trading in each Fund.

When financial intermediaries establish omnibus accounts in a Fund for their clients, the Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing.  If a Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client.  Each intermediary that offers a Fund’s shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping future disruptive trading.  Intermediaries may apply frequent trading policies that differ from those described in this Prospectus.  If you invest in a Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although each Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES

Shares of each Fund may be redeemed on any day on which the Fund computes its NAV.  Shares are redeemed at the NAV next determined after the Transfer Agent receives your redemption request in proper form as described below.  Redemption requests may be made by mail or by telephone.

By Mail.  You may redeem shares by mailing a written request to [Insert name of the Fund in which you are invested], c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.  Written requests must state the shareholder’s name, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

Signature Guarantees.  If the shares to be redeemed have a value of greater than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed.  If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed.  The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association.  Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted.  A notary public cannot provide a signature guarantee.  The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions.  The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account.  Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone.  Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-888-575-4800.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund.  Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.  Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $1,000 or more may be transferred by wire, in either case to the account registration stated on the account application.  Shareholders may be charged a fee of $15 by the Fund’s custodian for outgoing wires.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded.  If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions.  In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone.  If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution.  You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form.  NAV is normally determined as of 4:00 p.m., Eastern time.  Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received.  These organizations may be authorized to designate other intermediaries to act in this capacity.  Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment

The Fund normally makes payment for all shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form.  Under unusual circumstances as permitted by the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days.  A requested wire of redemption proceeds normally will be sent on the business day following the redemption request.  However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Minimum Account Balance

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below $2,500 due to shareholder redemptions.  This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV.  Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Automatic Withdrawal Plan

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each.  There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges.  Telephone the Transfer Agent toll-free at 1-888-575-4800 for additional information.

Redemptions in Kind

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.”  This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets).  A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed.  When you sell these securities, you will pay brokerage charges.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends and net capital gain distributions, if any, are normally declared and paid annually by the Fund in December.  Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash.  The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders.  The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates.  In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction.  Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

When you redeem Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets.  Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption of Fund shares will be subject to federal income tax.

You will be notified by February 15th of each year about the federal tax status of distributions made by the Fund during the prior year.  Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct.  Foreign shareholders may be subject to special withholding requirements.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

Because each Fund is new, there is no financial or performance information included in this prospectus for each Fund.  The fiscal year end of each Fund is the last day of May each year.  Once the information becomes available, you may request a copy of this information by calling your Fund at 1-877-767-6633.

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES BARROW SQV LONG ALL CAP FUND AND BARROW SQV HEDGED ALL CAP FUND (the “Funds”) DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.  This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-767-6633

THIS IS NOT PART OF THE PROSPECTUS

Who we are
Who is providing this notice?	Barrow SQV Long All Cap Fund Barrow SQV Hedged All Cap Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Funds collect my personal information?
We collect your personal information, for example, when you
▪ Open an account
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing  for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control.  They can be financial and nonfinancial companies.
▪ Barrow Street Advisor LLC, the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Funds do not jointly market.

THIS IS NOT PART OF THE PROSPECTUS

FOR ADDITIONAL INFORMATION

Additional information about each Fund is included in the SAI, which is incorporated by reference in its entirety.

Additional information about each Fund’s investments will be available in each Fund’s annual and semiannual reports to shareholders.  In each Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Funds, please call Toll-Free:

1-877-767-6633

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www._________.com or upon written request to your Fund at:

c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address.  This process, known as “Householding,” is used for most required shareholder mailings.  (It does not apply to confirmations of transactions and account statements, however). You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds.  You may also request that Householding be eliminated from all your required mailings.

Information about each Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C.  Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090.  Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.  Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-22680

Statement of Additional Information
June __, 2013

BARROW SQV LONG ALL CAP FUND
Investor Class (_______)
Institutional Class (_______)

BARROW SQV HEDGED ALL CAP FUND
Investor Class (_______)
Institutional Class (_______)

Series of
ULTIMUS MANAGERS TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

This Statement of Additional Information (“SAI”) should be read in conjunction with the Prospectus for Barrow SQV Long All Cap Fund and Barrow SQV Hedged All Cap Fund (each, a “Fund”, collectively, the “Funds”) dated June __, 2013, which may be supplemented from time to time (the “Prospectus”).  This SAI is incorporated by reference in its entirety into the Prospectus.  Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Copies of the Prospectus may be obtained without charge, upon request, by writing the Fund at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-877-767-6633.

TABLE OF CONTENTS

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS
INVESTMENT RESTRICTIONS
CALCULATION OF SHARE PRICE
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
SPECIAL SHAREHOLDER SERVICES
MANAGEMENT OF THE TRUST
INVESTMENT ADVISER
PORTFOLIO TRANSACTIONS
THE DISTRIBUTOR
OTHER SERVICE PROVIDERS
DISTRIBUTION PLAN
GENERAL INFORMATION
ADDITIONAL TAX INFORMATION
FINANCIAL STATEMENTS
APPENDIX A (TRUST’S PROXY VOTING POLICIES AND PROCEDURES)
APPENDIX B (ADVISER’S PROXY VOTING POLICIES AND PROCEDURES)

STATEMENT OF ADDITIONAL INFORMATION

Barrow SQV Long All Cap Fund (the “Long All Cap Fund”) and Barrow SQV Hedged All Cap Fund (the “Hedged All Cap Fund”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end management investment company.  The Funds’ investments are managed by Barrow Street Advisors LLC (the “Adviser”).  For further information on the Funds, please call 1-877-767-6633.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this SAI expands upon information contained in the Prospectus.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that each Fund’s investment program will be successful.  No investment in shares of a Fund should be made without first reading the Prospectus.

Equity Securities.  The equity portion of the Funds’ portfolio will generally be comprised of common stock traded on domestic securities exchanges or over-the counter markets.  The prices of equity in which the Funds invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Funds owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Funds to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will likely.

Master Limited Partnerships (“MLPs”).  The Funds may directly invest a portion of its total assets in the equity or debt securities of MLPs, which are limited partnerships in which the ownership units are publicly traded.  MLP units are registered with the Securities and Exchange Commission (“SEC”) and are freely traded on a securities exchange or in the over-the-counter (“OTC”) market.  MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.  Generally, a MLP is operated under the supervision of one or more managing general partners.  Limited partners are not involved in the day-to-day management of the partnership.  The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations.  Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation.  Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Debt Securities.  The Funds may invest in corporate debt securities and U.S. Government obligations.  Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered.  The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  A debt instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default.  The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.  In the case of corporate debt, the Funds will normally purchase investment grade securities, meaning securities rated BBB or better by Standard & Poor’s or any comparable rating by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, as determined by the Adviser to be of comparable quality.

 “U.S. Government obligations” include securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government.  U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds.  Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury.  In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment.  U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.  Any guarantee of the U.S. government will not extend to the yield or value of the Funds’ shares.

Investment Companies.  The Funds may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds.  The Funds expect to rely on Rule 12d1-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), when purchasing shares of a money market fund.  Under Rule 12d1-1, the Funds may generally invest without limitation in money market funds as long as a Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the investment Adviser waives its management fee in an amount necessary to offset any sales charge or service fee.  The Funds expected to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds.  Under Section 12(d)(1)(F), the Funds may generally acquire shares of

2

another investment company unless, immediately after such acquisition, the Funds and their affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”).  To the extent the 3% Limitation applies to an investment a Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal.  Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Funds under Section 12(d)(1)(F), then the Funds will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy.  Investments in other investment companies subject the Funds to additional operating and management fees and expenses.  For example, Funds’ investors will indirectly bear fees and expenses charged by underlying investment companies in which the Funds invest, in addition to the Funds’ direct fees and expenses.

Exchange Traded Funds and Other Similar Instruments.  Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Funds.  An ETF is typically an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) that holds a portfolio of common stocks designed to track the performance of a particular index or market sector.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day.

Instruments the Funds may purchase that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group.  These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs, are not registered as investment companies under the 1940 Act.  Such securities may also be exchange traded, but because they are not registered as investment companies, they are not subject to the percentage investment limitations imposed by the 1940 Act.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds:  (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily.   ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Funds will pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions.  As with traditional mutual funds, ETFs charge asset-based fees,

3

although these fees tend to be relatively low.  ETFs do not charge initial sales loads or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Generally, under the 1940 Act, a Fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) a Fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) a Fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) more than 10% of a Fund’s total assets would be invested in investment companies.  Under certain conditions, a Fund may invest in registered and unregistered money market funds in excess of these limitations.  The Securities and Exchange Commission (the “SEC”) has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits.  The Funds may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders.  In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, each Fund may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as each Fund (and all of its affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC.  If a Fund seeks to redeem shares of an ETF or other investment company purchased in reliance on Section 12(d)(1)(F), the investment company is not obligated to redeem an amount exceeding 1% of the investment company’s outstanding shares during a period of less than 30 days.

The market value of an ETF’s shares may differ from its net asset value (“NAV”).  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities.  Accordingly, there may be times when an ETF trades at a premium (creating the risk that a Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that a Fund’s NAV is reduced for undervalued ETFs it holds, and that a Fund receives less than NAV when selling an ETF).

Under the 1940 Act, to the extent that a Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities.  In the event that there is a vote of ETF or other investment company shares held by a Fund, each Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities.

Real Estate Securities.  The Funds will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein.  The Funds may also invest in readily marketable interests in real estate investment trusts (“REITs”).  REITs are generally publicly traded on  national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.  Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions,

4

possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

Foreign Securities.  Subject to its investment policies and quality standards, the Funds may invest in securities of foreign issuers that trade on U.S. stock exchanges or in the form of American Depositary Receipts (“ADRs”).  ADRs are receipts that evidence ownership of underlying securities issued by a foreign issuer.  ADRs are generally issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. Exchanges.  ADRs, in registered form, are designed for use in the U.S. securities markets.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. Investments in ADRs are subject to risks similar to those associated with direct investments in foreign securities.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies.  The performance of foreign markets does not necessarily track U.S. markets.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S.  Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit less liquidity and greater price volatility than securities of U.S. companies.  Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), limits on proxy voting and difficulty in enforcing legal rights outside the U.S.  Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Variable and Floating Rate Securities.  The Funds may invest in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index.  Typically, floating rate securities use as their benchmark an index such as the 1-, 3-, or 6-month LIBOR, 3-, 6-, or 12-month Treasury bills, or the Federal Funds rate.  Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.  Changes in the benchmark index and the interest rate may be difficult to predict and may increase the volatility of the price, and have adverse affects on the value of the floating rate securities.

Short Selling of Securities. Hedged All Cap Fund engages in short selling of securities as part of its principal investment strategies. The Funds’ Prospectus contains information

5

regarding the Hedged All Cap Fund’s use of short selling as part of its investment strategy.  The discussion that follows provides additional information regarding how short selling is used by Hedged All Cap Fund.

In a short sale of securities, Hedged All Cap Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker.  Hedged All Cap Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  This price may or may not be less than the price at which the security was sold by the Fund.  Until the security is replaced, Hedged All Cap Fund is required to pay the lender any dividends or interest which accrues during the period of the loan.  In order to borrow the security, Hedged All Cap Fund may also have to pay a fee which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Hedged All Cap Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which Hedged All Cap Fund replaces the borrowed security.  Excluding any interest payments, Hedged All Cap Fund will realize a gain if the security declines in price between those two dates.  The amount of any gain will be decreased and the amount of any loss will be increased by any interest Hedged All Cap Fund may be required to pay in connection with the short sale.

In a short sale, the seller does not own the securities sold and is said to have a short position in those securities until the position is closed out.  Hedged All Cap Fund must deposit in a segregated account an amount of cash or liquid assets as collateral as determined by the Hedged All Cap Fund’s prime broker.  While the short position is open, Hedged All Cap Fund must maintain on a daily basis the segregated account at such a level that the amount deposited in it meets the collateral requirements as determined by the prime broker.

Hedged All Cap Fund may also engage in short sales if at the time of the short sale the Hedged All Cap Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."  The Hedged All Cap Fund does not intend to engage in short sales against the box for investment purposes.  The Hedged All Cap Fund may, however, make a short sale against the box as a hedge, when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Hedged All Cap Fund (or a security convertible or exchangeable for such security), or when the Hedged All Cap Fund wants to sell the security at an attractive current price.  In such case, any future losses in the Hedged All Cap Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Hedged All Cap Fund owns.  There will be certain additional transaction costs associated with short sales against the box, but the Hedged All Cap Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Futures Contracts.  Hedged All Cap Fund may invest in futures contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of

6

trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade fixed income securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Fund seeks to earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

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By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Limitations on Purchase and Sale of Futures Contracts.  Futures can be volatile instruments and involve certain risks.  If the Advisor applies a hedge in the Fund's portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return.  The Fund could also experience losses if the prices of its futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.

In general, the Fund will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund's total assets.

In instances involving the purchase of futures contracts by the Fund, the Fund will deposit in a segregated account with its custodian an amount of cash, cash equivalents and/or appropriate securities equal to the cost of such futures contracts or options written (less any related margin deposits), to the extent that such deposits are required under the 1940 Act.

Money Market Instruments.  Each Fund may invest in money market instruments.  Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund.  Money market instruments also may include Bankers’ Acceptances, Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, Variable Amount Demand Master Notes (“Master Notes”) and shares of money market investment companies.  Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When a Fund acquires a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by a Fund would generally be in amounts of $100,000 or more.  Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  A Fund will invest in Commercial Paper only if it is rated in the highest rating category by any NRSRO or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment.  Commercial Paper may include

8

Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by a Fund only through the Master Note program of the custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by a Fund.  A Fund may invest in shares of money market investment companies to the extent permitted by the 1940 Act.

Repurchase Agreements.  Each Fund may invest in repurchase agreements.  A repurchase agreement transaction occurs when an investor purchases a security (normally a U.S. government security), then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale normally will occur within one to seven days of the purchase.  Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security.  The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations.  The Adviser will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, a Fund will retain or attempt to dispose of the collateral.  A Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  A Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Illiquid Securities.  Each Fund may invest in illiquid securities, but will limit its investment in illiquid securities to no more than 15% of its net assets.  Illiquid securities are securities that may be difficult to sell promptly (generally within seven days) at approximately their current value because of a lack of an available market and other factors.  Under the supervision of the Trust’s Board of Trustees (“Trustees”), the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments.  If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  The sale of some illiquid and other types of securities may be subject to legal restrictions.

Certain restricted securities are illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).  Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.  The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

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If a Fund invests in securities for which there is no ready market, it may not be able to readily sell such securities.  Such securities are unlike securities that are traded in the open market, and which can be expected to be sold immediately if the market is adequate.  The sale price of illiquid securities once realized may be lower or higher than the Adviser’s most recent estimate of their fair market value.  Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

Borrowing Money.  The Funds do not intend to borrow money for the purpose of purchasing securities, but may, subject to the restrictions of the 1940 Act, borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes.  Borrowing involves the creation of a liability that requires a Fund to pay interest.  In the event a Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.  In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for a Fund to liquidate certain of its investments at an inappropriate time.

Lending of Portfolio Securities.  In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Trustees.  In determining whether a Fund will lend securities, the Adviser will consider all relevant facts and circumstances.  A Fund may not lend securities to any company affiliated with the Adviser.  Each loan of securities will be collateralized by cash, securities, or letters of credit.  A Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with a Fund cash or cash equivalent collateral, or provide to a Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay a Fund any dividends or interest paid on the loaned securities, and a Fund may invest the cash collateral to earn additional income.  Alternatively, a Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  A Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.  If a Fund invests the cash collateral from the borrower, there is the risk that such investment may result in a financial loss.  In such an event, a Fund would be required to repay the borrower out of the Fund’s assets.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the Adviser intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Adviser has

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knowledge that, in its opinion, a material event affecting the loaned securities will occur or the Adviser otherwise believes it necessary to vote.

Temporary Defensive Positions.  Each Fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies.  If the Adviser believes a temporary defensive position is warranted in view of market conditions, a Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds.  Taking a temporary defensive position may prevent a Fund from achieving its investment objective.

Portfolio Turnover.  The portfolio turnover rate for a Fund is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities.  A Fund’s portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares.  High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund’s shareholders.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment limitations that may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund.  As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of each Fund means the lesser of (1) 67% or more of the outstanding voting securities of each Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of each Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of each Fund.  Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.  See the Prospectus for more information about each Fund’s investment objective and investment strategies, each of which are not fundamental and may be changed without shareholder approval.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy:

1.           Borrowing Money.  Each Fund may not engage in borrowing (including, without limitation, borrowing to meet redemptions), except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

2.           Senior Securities.  Each Fund will not issue senior securities, except as permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.           Underwriting.  Each Fund will not act as underwriter, except to the extent that, in connection with the disposition of portfolio securities (including restricted securities), each Fund

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may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.           Real Estate.  Each Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate.  This limitation does not preclude each Fund from holding or selling real estate acquired as a result of each Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.           Commodities.  Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude each Fund from purchasing or selling options, forward contracts, or futures contracts, including those relating to indices, or and options on futures contracts or indices, or from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.           Loans.  Each Fund will not make loans to other persons, provided that each Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investments in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

7.           Concentration.  Each Fund will not invest more than 25% of its total assets in a particular industry or group of industries.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government (including its agencies and instrumentalities) or state or municipal governments (and their political subdivisions) or repurchase agreements with respect thereto, or investments in registered investment companies.  If a Fund invests in a revenue bond tied to a particular industry, a Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.

NON-FUNDAMENTAL RESTRICTION.  The following investment limitation is not fundamental and may be changed by the Board without shareholder approval.  Under normal circumstances, the Fund may not invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), determined by the Adviser to be liquid, subject to the oversight of the Board.  The Fund will not be required to sell illiquid securities if it exceeds the 15% limit due to market activity or the sale of liquid securities.  In these situations, however, the Fund will take appropriate measures to reduce the percentage of its assets invested in illiquid securities.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in

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percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The 1940 Act permits each Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding).  In general, each Fund may not issue any class of senior security, except that each Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% each Fund will within three days (excluding holidays and Sundays) or such longer period as the SEC may prescribe by rules and regulation, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including options, futures, forward contracts and reverse repurchase agreements, provided that each Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

CALCULATION OF SHARE PRICE

The share price or net asset value (“NAV”) of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading.  Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing each Fund’s NAV, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded.  If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day.  NASDAQ listed securities are valued at the NASDAQ Official Closing Price.  If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ.  Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the mean of the closing bid and ask prices.  In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees of the Trust.  Debt securities are valued at their

13

current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.  One or more pricing services may be utilized to determine the fair value of securities held by the Fund.  The Board of Trustees will review the methods used by such services to assure itself that securities are appropriately valued.  To the extent the assets of a Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund are offered for sale on a continuous basis.  Shares are sold and redeemed at their NAV, as next determined after receipt of the purchase or redemption order in proper form.

Each Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind”.  This would be done only under extraordinary circumstances and if a Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund’s net assets).  A redemption in kind will consist of liquid securities equal in market value to your shares.  Securities delivered in payment of redemptions will be valued at the same value assigned to them in computing a Fund’s NAV.  When you convert these securities to cash, you will pay brokerage charges.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, each Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish.  When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

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Automatic Investment Plan.  The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, each Fund’s transfer agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month, or both.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to a Fund.

Transfer of Registration.  To transfer shares to another owner, send a written request to [Insert the name of your Fund], c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.  Your request should include the following:  (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) if it is for a new account, a completed account application, or if it is an existing account, the account number; (iv) Medallion signature guarantees (See the heading “How to Redeem Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

MANAGEMENT OF THE TRUST

Overall responsibility for management and supervision of each Fund and the Trust rests with the Trust’s Trustees, who are elected by the Trust’s shareholders or existing members of the Board of Trustees.  The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office.  The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations.  The officers are elected annually.  Certain officers of the Trust also may serve as Trustees.

The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts.  There are currently five Trustees, four of whom are not
“interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”).  The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees.  Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Following are the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, and their principal occupation during the past five years.  Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are Independent Trustees are identified in the table.  The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246:

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Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
* Robert G. Dorsey Year of Birth: 1957	Since February 2012	Trustee/ President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	6
Independent Trustees:
Robert E. Morrison, Jr. Year of Birth: 1957	Since June 2012	Trustee/ Chairman	Executive Vice President of Armed Forces Benefit Association (financial services company) from March 2010 to present; Chief Operating Officer of 5 Star Financial (financial services company) from March 2010 to present; President and Chief Executive Officer of AFBA 5 Star Investment Management Company (registered investment adviser) from October 2006 to January 2012.	6	Trustee of AFBA 5 Star Funds from October 2006 to March 2010
John J. Discepoli Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004.	6
John C. Davis Year of Birth: 1952	Since June 2012	Trustee	Consultant ( government services) since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974-2010).	6
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Tax at The Standard Register Company since November 2011; Tax Partner at Deloitte Tax LLP from 1984 to 2011.	6

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Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Executive Officers:
Nitin N. Kumbhani 8163 Old Yankee Road, Suite E Dayton, Ohio 45458 Year of Birth: 1948	Since June 2012	Principal Executive Officer of APEXcm Small/Mid Cap Growth Fund	President and Chief Investment Officer of Apex Capital Management, Inc. (1987 to present)	n/a	n/a
Michael Kalbfleisch 8163 Old Yankee Road, Suite E Dayton, Ohio 45458 Year of Birth: 1959	Since June 2012	Vice President of APEXcm Small/Mid Cap Growth Fund	Vice President and Chief Compliance Officer of Apex Capital Management, Inc. (2001 to present)	n/a	n/a
William S. Sloneker 8845 Governor’s Hill Drive, Cincinnati, Ohio 45249 Year of Birth: 1953	Since June 2012	Principal Executive Officer of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund	Chairman, Chief Executive Office and Portfolio Manager of Cincinnati Asset Management, Inc. (1989 to present)	n/a	n/a
Jerry Verseput 101 Parkshore Drive, Suite 100 Folsom, California 95630 Year of Birth: 1964	Since June 2012	Principal Executive Officer of VFM Steadfast Fund	President of Veripax Financial Management, LLC. (2006 to present)	n/a	n/a
Joe Hruban 101 Parkshore Drive, Suite 100 Folsom, California 95630 Year of Birth: 1962	Since June 2012	Vice President of VFM Steadfast Fund	Provides Benefit Consulting Services to Businesses and Individuals (2005 to present); Equity options market maker at The Pacific Stock Exchange (NYSE Euronext) (1990 – 2005)	n/a	n/a
Andrew B. Wellington 405 Park Avenue, 6th Floor, New York, New York 10022 Year of Birth: 1968	Since January 2013	Principal Executive Officer of Lyrical U.S. Value Equity Fund	Managing Director of Lyrical Asset Management LP (2008 to present)	n/a	n/a
Nicholas Chermayeff 300 First Stamford Place 3rd Floor East	TBD	Principal Executive Officer of	Co-Chief Executive Officer and Principal of Barrow Street Capital LLC	n/a	n/a

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Stamford, CT 06902	Barrow SQV Long All Cap Fund and Barrow SQV Hedged All Cap Fund	(since 1997)	n/a	n/a
Julie M. Schmuelling Year of Birth: 1975	Since June 2012	Treasurer	Vice President and Mutual Fund Controller of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC (2002 to present)	n/a	n/a
Frank L. Newbauer Year of Birth: 1954	Since February 2012	Secretary	Assistant Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (2010 to present); Assistant Vice President of JPMorgan Chase Bank, N.A. (1999 to 2010)	n/a	n/a
Stephen L. Preston Year of Birth: 1966	Since June 2012	Chief Compliance Officer
Assistant Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Assistant Vice President of Ultimus Fund Solutions, LLC since 2011; Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010); Chief Compliance Officer at FSC Securities Corporation/Advantage Capital Corporation (2003 to 2008).
				n/a	n/a

*
Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of five Trustees, four of whom are Independent Trustees.  The Board is responsible for the oversight of the series, or funds, of the Trust.  In addition to the Funds, the Trust consists of the following series:

APEXcm Small/Mid Cap Growth Fund;
Cincinnati Asset Management, Inc.: Broad Market Strategic Income Fund;
VFM Steadfast Fund; and
Lyrical U.S. Value Equity Fund.

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The Board has engaged the Adviser to oversee the management of the Funds on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Trust’s other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets at least four times throughout the year.  The Board generally meets in person, but may meet by telephone as permitted by the 1940 Act.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.

Board Leadership.  The Board of Trustees is led by its Chairman, Robert E. Morrison, and its President, Robert G. Dorsey.  Mr. Morrison presides at all Board Meetings, Executive Sessions of the Independent Trustees and meetings of the Committee of Independent Trustees.  In his role as Chairman, Mr. Morrison facilitates communication and coordination between the Independent Trustees and management.  He also reviews meeting agendas for the Board and the information provided by management to the Independent Trustees.  Mr. Morrison works closely with Trust counsel and counsel to the Independent Trustees in overseeing the activities of the Independent Trustees.  He is also assisted by Mr. Dorsey as President of the Trust.  Mr. Dorsey, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.

The Board believes that its leadership structure, including having four out of five Trustees as Independent Trustees, coupled with the responsibilities undertaken by Mr. Dorsey as President and Mr. Morrison as the Chairman, is appropriate and in the best interests of the Trust.  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committee.  The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act.  In selecting and nominating persons to serve as Independent Trustees, the Committee will not consider nominees recommended by shareholders of the Trust.  Messrs. Davis, Deptula, Discepoli and Morrison are the members of the Committee of Independent Trustees.  The Committee of Independent Trustees met __ times during the fiscal year ended May 31, 2013.

Qualifications of the Trustees.  The Committee of Independent Trustees reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to the oversight of the Trust’s affairs.  The Board has concluded, based on each Trustee’s

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experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

In addition to the Trustee Qualifications listed above, each of the Trustees has additional Trustee Qualifications including, among other things, the experience identified in the “Trustees and Executive Officers” table above and as follows:

Robert G. Dorsey is a co-founder of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.  Mr. Dorsey has served as President and Managing Director of Ultimus since its founding in 1999.  Mr. Dorsey has over 25 years of experience in the mutual fund servicing industry.  He holds a B.S. from Christian Brothers University and is a Certified Public Accountant (inactive).  Mr. Dorsey has been a Trustee since February 2012.

Robert E. Morrison, Jr. is Executive Vice President of Armed Forces Benefit Association (financial services firm) since March 2010.  Mr. Morrison also is Chief Operating Officer of 5 Star Financial (financial services company) since March 2012.  He served as President and Chief Executive Officer of AFBA 5 Star Investment Management Company (registered investment adviser) from October 2006 to January 2012.  Mr. Morrison has over 25 years of experience in the financial services industry.  He holds a B.S. from Auburn University and is a Professional Financial Planner.  Mr. Morrison has been a Trustee since June 2012.

John J. Discepoli is the owner of Discepoli Financial Planning, LLC, a personal financial planning firm.  He founded the firm in November 2004.  Mr. Discepoli has over 15 years of experience in the financial services industry.  He holds BBA in Accounting from Notre Dame University and completed the Executive Development Program of Northwestern University – Kellogg School of Management.  Mr. Discepoli is a Certified Public Accountant and Personal Financial Specialist.  Mr. Discepoli has been a Trustee since June 2012.

John C. Davis has been a private business  consultant services since May 2011.  Prior to providing consulting services, Mr. Davis was a partner with PricewaterhouseCoopers LLP (PWC) from October 1984 through his retirement in June 2010.  Mr. Davis joined PWC in 1974.  During his tenure as a partner at PWC he was responsible for audit services to PwC clients – principally clients in investment management and related financial services industries.  Mr. Davis holds a B.S. in Accounting from Indiana State University and is a Certified Public Accountant.  Mr. Davis has been a Trustee since June 2012.

David M. Deptula is Vice President of Tax for The Standard Register Company (a company that provides solutions for companies to manage their critical communications) since November 2011.  Prior to joining Standard Register, Mr. Deptula was a Tax Partner at Deloitte Tax LLP.  Mr. Deptula joined Deloitte in 1984 and remained with Deloitte until October of

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2011.  During his tenure at Deloitte, he was actively involved in providing tax accounting services to open-end mutual funds and other financial services companies.  Mr. Deptula holds a B.S. in Accounting from Wright State University and a Juris Doctorate from University of Toledo.  He is also a Certified Public Accountant.  Mr. Deptula has been a Trustee since June 2012.

References above to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board of trustees or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board of Trustees by reason thereof.

Risk Oversight.  The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board oversees risk through various regular board and committee activities. The Board, directly or through its Committee of Independent Trustees, reviews reports from, among others, the Adviser, the Trust's Chief Compliance Officer, the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers.  The actual day-to-day risk management with respect to the Fund resides with the Adviser and other service providers to the Fund.  Although the risk management policies of the Adviser and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks.  Not all risks that may affect the Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board of Trustees or the Adviser or other service providers. The Independent Trustees meet separately with the Trust’s Chief Compliance Officer at least annually, outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives an annual written report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.   As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the Chief Compliance Officer to address matters arising between regular meetings.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including its investment performance, as well as reports regarding the valuation of the Fund’s securities.  The Board also receives quarterly reports from the Fund’s administrator, transfer agent and distributor on regular quarterly items and, where appropriate and as needed, on specific issues.  In addition, in its annual review of the Fund’s investment advisory agreement, the Board will review information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee.  Information is provided as of December 31, 2012.

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Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee *	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
Interested Trustee:
Robert G. Dorsey		None
Independent Trustees:
Robert E. Morrison, Jr.		None
John J. Discepoli		None
John C. Davis		None
David M. Deptula		None

* Because the Funds are newly organized, none of the Trustees have any beneficial ownership of any Fund shares as of the date of this SAI.

Ownership In Fund Affiliates. As of the date of this SAI, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Distributor or any affiliate of the Adviser or Distributor.

Trustee Compensation.  No director, officer or employee of the Adviser or Distributor receives any compensation from the Trust for serving as an officer or Trustee of the Trust.  Each Trustee who is not an interested person of the Trust receives a $500 per meeting fee for each series of the Trust.  The Trust reimburses each Trustee and officer for his or her travel and other expenses incurred in attending meetings.  The following table reflects the amount of compensation received by each Trustee during the fiscal year ended May 31, 2013.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds Within the Trust

Robert G. Dorsey	None	None	None	None
Independent Trustees
Robert E. Morrison, Jr.	$	None	None	$
John J. Discepoli	$	None	None	$
John C. Davis	$	None	None	$
David M. Deptula	$	None	None	$

INVESTMENT ADVISER

Barrow Street Advisors LLC, 300 Stamford Place, 3rd Floor East, Stamford CT 06902, serves as the investment adviser to the Funds pursuant to an Investment Advisory Agreement dated ____, 2013.  The Adviser is a subsidiary of Barrow Street Holdings LLC ("BSH"),

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which owns Barrow Street Capital LLC ("BSC") in addition to the Adviser (the Adviser, BSH and BSC collectively "Barrow Street").  BSC was formed and commenced operations in 1997 and organized the Adviser in 2013.  The Adviser also provides investment advisory services to private limited partnerships.

Subject to each Fund’s investment objective and policies approved by the Trustees of the Trust, the Adviser is responsible for providing each Fund with a continuous program of investing each Fund’s assets and determining the composition of each Fund’s portfolio.

The Investment Advisory Agreement is effective for an initial two-year period and will be renewed for periods of one year only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the applicable Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees.  The Investment Advisory Agreement is terminable without penalty on 60 days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund.  The Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Long All Cap Fund and Hedged All Cap Fund pays the Adviser a monthly fee computed at the annual rate of ___% and ___% of their average daily net assets, respectively.  The Adviser has agreed to reduce its investment advisory fees and to pay Long All Cap Fund and Hedged All Cap Fund expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, acquired fund fees and expenses and extraordinary expenses) to ___% and ___% of their average daily net assets, respectively, until October 1, 2016 .   Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are each Fund’s obligation, are subject to repayment by each Fund, provided that the repayment does not cause each Fund’s ordinary operating expenses to exceed the foregoing expense limits, and provided further that the fees and expenses which are the subject of the repayment were incurred within 3 years of the repayment.

Because each Fund is newly organized, no information regarding the Advisory fees paid to the Adviser is included in this SAI.

The Adviser manages each Fund’s investments in accordance with the stated investment objective and policies of each Fund, subject to the oversight of the Board.  The Adviser is responsible for investment decisions, and provides each Fund with a portfolio manager to execute purchases and sales of securities.  The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

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Portfolio Managers

Each Fund is managed by Nicholas Chermayeff and Robert F. Greenhill, Jr. (the “Portfolio Managers”), who have joint responsibility for the day-to-day implementation of investment strategies for each Fund.

Other Accounts Managed by Portfolio Manager

In addition to each Fund, the Portfolio Managers is responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of May 31, 2013.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Nicholas Chermayeff	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	__	$__	__	$__
	Other Accounts	0	$0	0	$0
Robert F. Greenhill, Jr.	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	__	$__	__	$__
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interest

The Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  A potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Portfolio Manager could favor one account over another.  The Portfolio Managers currently manage private funds with substantially the same investment strategy as the Funds.  Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation

Mr. Chermayeff and Mr. Greenhill receive compensation in their capacity as Portfolio Managers through their indirect partial ownership interest in the profits of the Adviser. The profitability of the Adviser is primarily dependent upon the value of the Funds’ assets. However, compensation is not directly based upon the Funds’ performance or the value of the Funds’ assets.

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Ownership of Fund Shares

Because the Fund is newly organized, the Portfolio Manager has no beneficial ownership of Fund shares as of the date of this SAI.

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute each Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices.  Transactions on stock exchanges involve the payment of negotiated brokerage commissions.  Transactions in the over-the-counter market are generally principal transactions with dealers.  With respect to the over-the-counter market, each Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.  Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of a Fund.  Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by a Fund.  Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.  While the Adviser generally seeks competitive commissions, a Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Consistent with the foregoing, under Section 28(e) of the Securities Exchange Act of 1934, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers.  Research is received in the form of written reports, telephone

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contacts, personal meetings, research seminars, software programs and access to computer databases.  In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e., not related to the making of investment decisions).  Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, each Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Trust’s principal underwriter.

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of each Fund.  The Distributor is obligated to sell shares of each Fund on a best efforts basis only against purchase orders for the shares.  Shares of each Fund are offered to the public on a continuous basis.  The Distributor is compensated for its services to the Trust under a written agreement for such services.  The Distributor is an affiliate of Ultimus Fund Solutions, LLC.  Robert G. Dorsey is a Managing Director of the Distributor and officer of the Trust.

By its terms, the Distribution Agreement is for an initial term of two years and will continue in effect year-to-year thereafter so long as such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of each Fund’s outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Distribution Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Trust or by the Distributor.  The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.  Under the Distribution Agreement, the Distributor is paid $6,000 per annum for its services by the Adviser.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to each Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of each Fund (other than those performed by the Adviser under the Advisory Agreement).  Ultimus has agreed to perform

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or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

•	prepares and assembles reports required to be sent to each Fund’s shareholders and arranges for the printing and dissemination of such reports;
•	assembles reports required to be filed with the SEC and files such completed reports with the SEC;
•	files each Fund’s federal income and excise tax returns and each Fund’s state and local tax returns;
•	assists and advises each Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and
•	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for each Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Funds’ shareholders: maintains records for the Funds’ shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from each Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.

The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.10% of each Fund’s average daily net assets up to $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets in excess of $500 million; subject, however, to a monthly minimum of $2,500 per Fund.    Certain discounts apply to the Administrator fees for the first two years of operations.

The fee payable by each Fund to Ultimus as Fund Accountant is $2,000 per month plus an asset based fee at the annual rate of 0.01% of a Fund’s average daily net assets up to $500

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million and 0.005% of such assets over $500 million.  For each additional class of shares Ultimus will receive an additional $6,000 annually.

The fee payable by each class of shares of the Funds to Ultimus as Transfer Agent is at the annual rate of up to $20.00 per shareholder account, subject to a minimum annual fee of $18,000.  Certain discounts apply to the Transfer Agent fees if a Fund has less than 100 shareholders.

Because the Funds are newly organized, no information regarding the fees paid by the Funds to Ultimus is included in this SAI.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until June 5, 2014 and, unless otherwise terminated as provided in the Service Agreements, are renewed automatically thereafter for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Custodian

U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Funds pursuant to a Custody Agreement.  The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments.

Independent Registered Public Accounting Firm

The Trust has selected _____________________________, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of each Fund for the fiscal year ending May 31, 2014.

Legal Counsel

Kilpatrick Townsend & Stockton LLP, 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609, serves as legal counsel to the Trust and the Trust’s Independent Trustees.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures.  For these services, each Fund pays Ultimus a base fee of $12,000 per annum,

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plus an asset-based fee computed at annual rate of 0.01% of the average net assets of each Fund in excess of $100 million.  In addition, each Fund reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  See the section entitled “Distribution Plan” in the Prospectus.  As required by Rule 12b-1, the Plan was approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plans.  The Plan provides that the Trust’s Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures.  The Board will take into account the expenditures for purposes of reviewing operation of the Plan and in connection with their annual consideration of the renewal of the Plan.

Potential benefits of the Plan to the Funds include improved shareholder services, savings to the Funds in transfer agent fees as a percentage of assets (once a Fund has a sufficient number of accounts to exceed the minimum monthly transfer agent fees), savings to the Funds in certain operating expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.  The continuation of the Plan must be approved by the Board annually.

Under the Plan, the Funds may annually expend up to 0.25% of each Fund’s average daily net assets to pay for any activity primarily intended to result in the sale of those shares and the servicing of shareholder accounts, provided that the Board has approved the category of expenses for which payment is being made.  Such expenditures paid as distribution fees to any person who sells shares may not exceed 0.25% per annum of the Fund’s average daily net assets.  Such expenditures may include any activity primarily intended to result in the sale of shares of the Funds.  In connection therewith, the Funds may pay up to 0.25% of each Fund’s average daily net assets to the Distributor, as compensation for services or other activities that are primarily intended to result in the sale of shares, or reimbursement for expenses incurred in connection with services or other activities that are primarily intended to result in the sale of shares.  The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them.  The Funds do not participate in any joint distribution activities with other investment companies.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on February 28, 2012.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to further divide shares of a series into separate classes.  In the

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event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class.  Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder.  If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of each Fund, when issued, are fully paid and non-assessable.  Shares have no subscription, preemptive or conversion rights.  Shares do not have cumulative voting rights.  Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held.  Shareholders of all series and classes of the Trust, including each Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class.  However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.
Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties to the Trust and its holders of beneficial interest.  It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Trust Liability

Under Ohio law, liabilities of the Trust to third persons, including the liabilities of any series, extend to the whole of the trust estate to the extent necessary to discharge such liabilities.   However, the Declaration of Trust contains provisions intended to limit the liabilities of each series to the applicable series and the Trustees and officers of the Trust intend that notice of such

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limitation be given in each contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics that is designed to prevent personnel of the Trust, the Adviser and the Distributor subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes). These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds’ planned portfolio transactions.  Each of these parties monitors compliance with its Code of Ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A and Appendix B, respectively.  No later than August 31st of each year, information regarding how each Fund voted proxies relating to portfolio securities during the prior twelve-month period ended June 30th is available without charge upon request by calling 1-888-229-9448, or on the SEC’s website at www.sec.gov.

Ownership of Fund Shares

As of 30 days prior to the date of this SAI, each Fund had no shares outstanding.  Therefore, the Board members and officers as a group owned less than 1% of the outstanding shares of each Fund.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by each Fund (“Portfolio Securities”), and disclosure of purchases and sales of such securities, may be made to shareholders of each Fund or other persons.  The Trust’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to Portfolio Securities.  Although no material conflicts of interest are believed to exist that could disadvantage any Fund or its shareholders, various safeguards have been implemented to protect each Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the chief executive officer

31

and chief financial officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with a Fund.

•
Public disclosure regarding Portfolio Securities is made in each Fund’s Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”), which are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C..  Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•
Information regarding Portfolio Securities as of the end of the most recent month, and other information regarding the investment activities of each Fund during such month, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of each Fund, but only if such information is at least 30 days old.

•
Information regarding the general market exposure of each Fund may be disclosed, provided that such information is also disclosed on the Funds’ website and the information does not identify specific Portfolio Securities.

•
Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

•	The Trust’s Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities that is made on the same basis to all shareholders of each Fund.

The Funds’ policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, accountants and printers/typesetters, or to brokers and dealers through which each Fund purchases and sells Portfolio Securities.  Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Ethical
Accountants	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical

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Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place – typesetter or printer would not receive portfolio information until at least 30 days old
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to a Fund’s entire portfolio	Contractual and Ethical

Such disclosures may be made without approval of the Trust’s Chief Compliance Officer because the Board of Trustees has determined that each Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

•
The Trust’s Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by each Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed.  The Chief Compliance Officer shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely a Fund or any shareholder of the Fund.  The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by each Fund.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders.  The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986.  In order to so qualify, each Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends,

33

interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in Internal Revenue Code section 851(h).  Any income derived by a Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

A Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of the Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships.  Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Certain qualifying corporate dividends are taxable at long-term capital gains tax rates to individuals.  For tax years beginning after December 31, 2002, the long-term capital gains rate for individual taxpayers is currently at a rate of 15% for individuals who are subject to the 25% (or greater) tax bracket on their ordinary income and whose taxable income is less than $400,000 ($450,000 for married filing jointly) and at 20% for most individuals whose taxable income is more than $400,000.  Some, but not all, of the dividends paid by the Funds may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If a Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by a Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by each Fund as qualifying for the DRD.

If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares.  All taxable dividends paid by a Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent a Fund engages in increased portfolio

34

turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

For tax years beginning after December 31, 2012, certain individuals, estates and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions.  Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each Fund will designate (1) any dividend of qualified dividend income as qualified dividend income; (2) any tax-exempt dividend as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; and (4) any dividend eligible for the corporate dividends received deduction as such in a written notice provided to shareholders after the close of the Fund’s taxable year.  Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from a Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution.  However, if a Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains.  Because the Funds are newly organized, no information regarding capital loss carryforwards is included in this SAI.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning after December 31, 2002, to the extent of a Fund’s current and accumulated earnings

35

and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for such Fund shares.  An exchange of Fund shares is treated as a sale and any gain may be subject to tax.

Mutual fund companies must report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”).  Mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder.  Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, he must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election.  Internatl Revenue Service regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation.  Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012.  Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares.  Non-covered shares will be redeemed first.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (presently 28% for 2013) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of a Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of each Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by each Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with each Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-

36

U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  A Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

Under sections 1471 through 1474 to the Internal Revenue Code, also known as the “Foreign Account Tax Compliance Act of 2009” or “FATCA,” foreign financial institutions (which include hedge funds, private equity funds, mutual funds, securitization vehicles and any other investment vehicles regardless of their size) and other foreign entities must comply with new information reporting rules with respect to their U.S. account holders and investors or confront a new withholding tax on U.S. source payments made to them.  A foreign financial institution or other foreign entity that does not comply with the FATCA reporting requirements will be subject to a new 30% withholding tax with respect to any “withholdable payments” made after December 31, 2012, other than such payments that are made on “obligations” that were outstanding on March 18, 2012.  For this purpose, withholdable payments are U.S. source payments otherwise subject to nonresident withholding tax and also include the entire gross proceeds from the sale of any equity or debt instruments of U.S. issuers.  The new FATCA withholding tax will apply regardless of whether the payment would otherwise be exempt from U.S. nonresident withholding tax (e.g., under the portfolio interest exemption or as capital gain).  Treasury is authorized to provide rules for implementing the FATCA withholding regime with the existing nonresident withholding tax rules.  The FATCA provisions also impose new information reporting requirements and increase related penalties for U.S. persons.

FATCA withholding will not apply to withholdable payments made directly to foreign governments, international organizations, foreign central banks or issue and individuals.  Treasury is authorized to provide additional exceptions to the application of the FATCA provisions.  Prospective investors should consult with their own tax advisors regarding these new provisions.

The Funds will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after Fund shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost, and thus, in effect, result in a return of a part of the shareholder’s investment.

FINANCIAL STATEMENTS

Each Fund is newly organized and therefore no financial information is included in this SAI.  You may request a copy of each Fund’s Annual and Semi-Annual report, once available, at no charge by calling the Funds at 1-877-767-6633.

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APPENDIX A

ULTIMUS MANAGERS TRUST
POLICIES AND PROCEDURES FOR VOTING PROXIES

1.          Purpose; Delegation.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of Ultimus Managers Trust (the “Trust”).  The Board of Trustees of the Trust (the “Board”) believes that each Fund’s Investment Adviser is in the best position to make individual voting decisions for such Fund.  Therefore, subject to the oversight of the Board, each Fund’s Investment Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.          Definitions

(a)           Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)           Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the investment advisers to each Fund (each, an “Investment Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3.          Policy for Voting Proxies Related to Exchange Traded Funds and other Investment Companies.  Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares.  The beneficial owner of these shares is a registered investment company.”

4.          Policy for Voting Proxies Related to Other Portfolio Securities.

The Trust hereby delegates the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to the Adviser in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed the Adviser’s Policies and Procedures for Voting Proxies (the “Procedures”) and have determined that they are reasonably designed to ensure that the Adviser will vote all proxies in the best interests of the shareholders, untainted by conflicts of interest.  The Procedures are adopted as part of these Policies.  The Board of Trustees must

37

approve any material changes in the Procedures before they become effective with respect to the Fund.

5.          Conflicts of Interest.  The Trust recognizes that under certain circumstances an Investment Adviser may have a conflict of interest in voting proxies on behalf of a Fund.  Such circumstances may include, but are not limited to, situations where an Investment Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager.  With respect to securities other than ETFs or other investment companies, the Investment Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Committee of Independent Trustees (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Committee on an annual basis.

6.           Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Each Investment Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

7.           Form N-PX.  A record of each proxy vote will be entered on Form N-PX.   A copy of each Form N-PX will be signed by the President of the Trust.  The Form is to be filed by August 31 each year.  Each reporting period covered by the Form N-PX runs from July 1 to June 30.  The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at www.sec.gov.

As adopted June 5, 2012

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APPENDIX B

BARROW STREET CAPITAL LLC
POLICIES AND PROCEDURES FOR VOTING PROXIES

[to be inserted]

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PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Agreement and Declaration of Trust (1)

(b)	Bylaws (1)

(c)	Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)	(i)	Investment Advisory Agreement with Apex Capital Management, Inc.(5)

(ii)	Investment Advisory Agreement with Cincinnati Asset Management, Inc. (5)

(iii)	Investment Advisory Agreement with Veripax Financial Management, LLC (5)

(iv)	Investment Advisory Agreement with Lyrical Asset Management LP(7)

(v)	Form of Investment Advisory Agreement with Barrow Street Advisor LLC(8)

(e)	Distribution Agreement with Ultimus Fund Distributors, LLC (5)

(f)	Inapplicable

(g)	Custody Agreement with U.S. Bank(5)

(i)	First Amendment to the Custody Agreement with U.S. Bank regarding VFM Steadfast Fund (5)

(ii)	Second Amendment to the Custody Agreement with U.S. Bank regarding Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (5)

(iii)	Third Amendment to the Custody Agreement with U.S. Bank regarding Lyrical U.S. Value Equity Fund (7)

(h)	(i)	Expense Limitation Agreement with Apex Capital Management, Inc. (3)

(ii)	Administration Agreement with Ultimus Fund Solutions, LLC (4)

(iii)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC (4)

(iv)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC(4)

(v)	Compliance Consulting Agreement with Ultimus Fund Solutions, LLC (4)

(vi)	Expense Limitation Agreement with Cincinnati Asset Management, Inc. (5)

(vii)	Expense Limitation Agreement with Veripax Financial Management, LLC (5)

(viii)	Expense Limitation Agreement with Lyrical Asset Management LP(7)

(ix)	Form of Expense Limitation Agreement with Barrow Street Advisor LLC(8)

(i)	(i)	Legal Opinion on behalf of APEXcm Small/Mid Cap Growth Fund(3)

(ii)	Legal Opinion on behalf of VFM Steadfast Fund(5)

(iii)	Legal Opinion on behalf of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (5)

(iv)	Legal Opinion on behalf of Lyrical U.S. Value Equity Fund(7)

(j)	Consent of Independent Registered Public Accounting Firm—To be filed by amendment

(k)	Inapplicable

(l)	Initial Capital Agreement (5)

(m)	Rule 12b-1 Plan – to be filed by Amendment

(n)	Inapplicable

(o)	Reserved

(i)	Code of Ethics of the Registrant (3)

(ii)	Code of Ethics of Apex Capital Management, Inc. (3)

(iii)	Code of Ethics of Ultimus Fund Distributors, LLC (1)

(iv)	Code of Ethics of Cincinnati Asset Management, Inc. (5)

(v)	Code of Ethics of Veripax Financial Management, LLC (5)

(vi)	Code of Ethics of Lyrical Asset Management LP (6)

(vii)	Code of Ethics of Barrow Street Advisor LLC – to be filed by amendment

Other:	Powers of Attorney for Robert E. Morrison, Jr., David M. Deptula, John Discepoli and John C. Davis (2)

(1) Incorporated herein by reference to Registrant’s initial Registration Statement, filed March 23, 2012
(2) Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2, filed June 8, 2012
(3) Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 3, filed June 26, 2012
(4) Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1, filed June 29, 2012
(5) Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2, filed September 11, 2012
(6) Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4, filed November 21, 2012
(7) Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 5, filed February 1, 2013
(8) Filed herewith

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4       Indemnification of Trustees, Officers, etc.

Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Section 6.5       Advances of Expenses.  The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, as amended, and Ohio Revised Code Chapter 1707, as amended.  In the event any of these Federal laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these Federal laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6       Indemnification Not Exclusive, etc.  The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.  As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators.  Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

The Investment Advisory Agreements with Apex Capital Management, Inc., Cincinnati Asset Management, Inc., Veripax Financial Management, LLC, Lyrical Asset Management LP and Barrow Street Advisor LLC (the “Advisers”) provide that the Advisers shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to a Fund or to its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, shareholders and control persons shall not be liable for any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of the Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement.

The Distribution Agreement with the Distributor further also provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor's failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributor’s failure to comply with applicable laws and the Rules of FINRA.

The Registrant intends to maintain a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy shall provide coverage to the Registrant, its Trustees and officers and the Adviser.  Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Advisers

(a)
Apex Capital Management, Inc. (“Apex”) has been registered as an investment adviser since 1987.  Apex provides investment advisory services to individuals, high net worth individuals, pension and profit sharing plans, charitable organizations and, corporations and other businesses.

The directors and officers of Apex are listed below, none of which have engaged at any time during the past two years for his or her own account or in the capacity of director, officer, partner or trustee, in any other business, profession, vocation or employment of a substantial nature.

Nitin N. Kumbhani—President and CEO
Kamal N. Kumbhani—Vice President
Jan E. Terbrueggen—Vice President
Michael D. Kalbfleisch—Vice President & Chief Compliance Officer
Sunil M. Reddy—Vice President
Mark S. Harrell—Vice President

(b)
Cincinnati Asset Management, Inc.  (“CAM”) has been registered as an investment adviser since 1989. CAM provides investment advisory services to individuals, high net worth individuals, pension and profit sharing plans, charitable organizations, corporations and other businesses, state and municipal government entities and insurance companies.

The directors and officers of CAM are listed below, none of which have engaged at any time during the past two years for his or her own account or in the capacity of director, officer, partner or trustee, in any other business, profession, vocation or employment of a substantial nature.

William Sloneker—Chairman and Managing Director
Randall S. Hale—President and Managing Director
Charles D. Mencer—COO, Chief Compliance Officer and Managing Director
Mary Compton—Director
Donald N. Stolper—Vice President and Managing Director
Richard J. Gardner—Managing Director
Richard M. Balestra—Managing Director

(c)
Veripax Financial Management, LLC  (“VFM”) has been registered as an investment adviser since 2012.  VFM provides investment advisory services to individuals, trusts, estates, charitable organizations, corporations and other businesses and church organizations.

The sole owner of VFM is listed below, who has not engaged at any time during the past two years for his own account or in the capacity of director, officer, partner or trustee, in any other business, profession, vocation or employment of a substantial nature.

Jerry Verseput—Sole owner

(d)
Lyrical Asset Management LP (“Lyrical”) has been registered as an investment adviser since 2008.  Lyrical provides investment advisory services to high net worth individuals, pension and profit sharing plans, corporations and other businesses and a UCITS fund.

The managing partners of Lyrical are listed below, who have not engaged at any time during the past two years for his own account or in the capacity of director, officer, partner or trustee, in any other business, profession, vocation or employment of a substantial nature.

Andrew Wellington—Managing Partner
Jeffrey Keswin—Managing Partner

(e)	Barrow Street Advisor LLC (“Barrow Street”) has been registered as an investment adviser since 1997. Barrow Street provides investment advisory services to pooled investment vehicles.

The directors of Lyrical are listed below, who have not engaged at any time during the past two years for his own account or in the capacity of director, officer, partner or trustee, in any other business, profession, vocation or employment of a substantial nature.

Robert F. Greenhill, Jr.—Co-Chief Executive Officer
Nicholas Chermayeff—Co-Chief Executive Officer
David R. Bechtel—Principal

Item 32.	Principal Underwriters

(a)	The Distributor also acts as the principal underwriter for the following other open-end investment companies:

Williamsburg Investment Trust	The Investment House Funds
The Berwyn Funds	Hussman Investment Trust
TFS Capital Investment Trust	Schwartz Investment Trust
Papp Investment Trust	Profit Funds Investment Trust
AlphaMark Investment Trust	Stralem Fund
Piedmont Investment Trust
Gardner Lewis Investment Trust	CM Advisors Family of Funds
The First Western Funds Trust
The Cutler Trust

		Position with	Position with
(b)	Name	Distributor	Registrant
	Robert G. Dorsey	President/Managing Director	President and Trustee
	Mark J. Seger	Treasurer/Managing Director	Assistant Treasurer
	Theresa M. Bridge	Vice President	Assistant Treasurer
	Julie M. Schmuelling	Vice President	Treasurer
	Wade R. Bridge	Vice President	None
	Craig J. Hunt	Vice President	None
	Steven F. Nienhaus	Vice President	None
	Stephen Preston	Chief Compliance Officer	Chief Compliance Officer
	Jeffrey D. Moeller	Vice President	None
	Tina H. Bloom	Vice President	Assistant Secretary
	Kristine M. Limbert	Vice President	None
	Frank L. Newbauer	Assistant Vice President	Secretary
	Kirk Littleton	Vice President	None
	Douglas K. Jones	Vice President	None
	David R. Carson	Vice President	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator:

Ultimus Fund Solutions, LLC,
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

or its investment advisers:

Apex Capital Management, Inc.
8163 Old Yankee Road
Dayton, Ohio 45458

Cincinnati Asset Management, Inc.
8845 Governor’s Hill Drive
Cincinnati, Ohio 45249

Veripax Financial Management, LLC
101 Parkshore Drive, Suite 100
Folsom, California 95762.

Lyrical Asset Management LP
405 Park Avenue, 6th Floor
New York, NY 10022

Barrow Street Advisor LLC
300 First Stamford Place, 3rd Floor East
Stamford, CT06902

Certain records, including records relating to the possession of Registrant’s securities, may be maintained at the offices of Registrant’s custodian.

Item 34.	Management Services Not Discussed in Parts A or B

Inapplicable

Item 35.	Undertakings

Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“Securities Act”), and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati, and State of Ohio on this 12th day of April, 2013.

ULTIMUS MANAGERS TRUST

By:	/s/Robert G. Dorsey
Robert G. Dorsey
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/Robert G. Dorsey	Trustee and President	April 12, 2013
Robert G. Dorsey

/s/Julie M. Schmuelling	Treasurer	April 12, 2013
Julie M. Schmuelling

*	Trustee
Robert E. Morrison, Jr		/s/Frank L. Newbauer
Frank L. Newbauer
*	Trustee	Attorney-in-Fact*
David M. Deptula		April 12, 2013

*	Trustee
John Discepoli

*	Trustee
John C. Davis

INDEX TO EXHIBITS

28(d) (v)	Form of Investment Advisory Agreement with Barrow Street Advisor LLC
28(h) (ix)	Form of Expense Limitation Agreement with Barrow Street Advisor LLC